                                                                     EXHIBIT 4.5

                            PARTICIPATION AGREEMENT
                                  (1995-[ ])

                                     among

                              KMART CORPORATION,
                                   as Tenant

                          __________________________,
                             as Owner Participant


                           WILMINGTON TRUST COMPANY
          not in its individual capacity (except as expressly stated
        herein) but solely as Owner Trustee under Trust Agreement (1995-
       [1,2,3,4])
            with the Owner Participant dated as of the date hereof,
                                  as Landlord


               [WILLIAM J. WADE, not in his individual capacity,
                    but solely as Individual Owner Trustee]

                SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION
                             and KATHY A. LARIMORE
       acting not individually (except as expressly provided herein) but solely as trustees under [__] Trust Indentures
               dated as of the date hereof, as Indenture Trustee


                  _________________________________________,
                          as Remainderman Participant


                       FIRST SECURITY BANK OF UTAH, N.A.
          not in its individual capacity (except as expressly stated
         herein) but solely as Remainderman Trustee under Remainderman
Trust Agreement (1995-[1,2,3,4]) with the Remainderman Participant dated as of the date hereof, as Remainderman Trustee


              [VAL T. ORTON, not in his individual capacity, but
                  solely as Individual Remainderman Trustee]


                                      and

                SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION
       acting not individually (except as expressly provided herein) but solely as trustee under the Pass Through Trust Agreements, as Pass Through Trustee

                        Dated as of ____________, 1995

                                                                           Page
                                                                           ----
                               TABLE OF CONTENTS
                               -----------------


   1.       CERTAIN DEFINITIONS...........................................  2

   2.       RESTRICTION ON TRANSFERS BY OWNER PARTICIPANT
             AND LANDLORD.................................................  2

   3.       OWNER PARTICIPANT AS COMPETITOR...............................  7

   4.       FUNDING ON THE CLOSING DATE................................... 12

   5.       TRANSFERS BY REMAINDERMAN TRUSTEE............................. 15

   6.       OWNER PARTICIPANT COVENANTS................................... 15

   7.       COVENANTS OF TENANT........................................... 16

   8.       OWNER TRUSTEE COVENANTS....................................... 19

   9.       COVENANTS OF INDENTURE TRUSTEE................................ 20

  10.       COVENANTS OF REMAINDERMAN PARTICIPANT......................... 21

  11.       COVENANTS OF REMAINDERMAN TRUSTEE............................. 23

  12.       COVENANTS OF PASS THROUGH TRUSTEE............................. 24

  13.       INTENTIONALLY DELETED......................................... 25

  14.       REPRESENTATIONS AND WARRANTIES................................ 25

  15.       NOTICES....................................................... 49

  16.       SEVERABILITY; BINDING EFFECT.................................. 49

  17.       INDENTURE..................................................... 50

  18.       PAYMENT OF EXPENSES........................................... 51

  19.       TERMINATION OR REVOCATION OF TRUST UNDER TRUST
             AGREEMENTS................................................... 51

  20.       EXCHANGE OF OBLIGATIONS OF LANDLORD BY THE TENANT............. 52

  21.       INTERIM INTEREST PAYMENTS..................................... 52

  22.       BASIC RENTAL ADJUSTMENTS AFTER CLOSING........................ 53

                                                                           Page
                                                                           ----

  23.       GENERAL INDEMNITY............................................. 55

  24.       GENERAL TAX INDEMNITY......................................... 64

  25.       TRUSTEE LIABILITY............................................. 72

  26.       EXTENT OF INTEREST OF NOTEHOLDERS............................. 74

  27.       NO MERGER OF TITLE............................................ 75

  28.       COUNTERPARTS.................................................. 75

  29.       FURTHER ASSURANCES............................................ 75

  30.       SURVIVAL OF AGREEMENTS........................................ 75

  31.       CONFIDENTIALITY............................................... 76

  32.       TRANSACTION EXPENSES.......................................... 76

  33.       BENEFICIARY................................................... 78

  34.       ADVERSE ACTS.................................................. 78

  35.       INTENT OF PARTIES............................................. 78



Exhibit A   -     Form of Guaranty
Exhibit B   -     Form of Transferee Agreement
Exhibit B-1 -     Form of Opinion of Counsel to Transferee
Exhibit C   -     Property Inspection Dates
Exhibit D   -     Pricing Assumptions

Term                                                               Where Defined
- ----                                                               -------------

                           INDEX OF DEFINED TERMS
                           ----------------------

Adjusted Termination Value............................................. Lease
Affiliate.......................................................... Indenture
Assignment of Intangibles..................................Purchase Agreement
Bankruptcy Code.................................................... Indenture
Base Term.............................................................. Lease
Basic Rent............................................................. Lease
Bill of Sale.............................................. Purchase Agreement
Business Days...................................................... Indenture
Certificates.............................................. Purchase Agreement
Claims.............................................................Section 23
Closing Date...............................................Purchase Agreement
Code....................................................................Lease
Competitor..................................................... Section 2 & 3
Competitor Option.................................................. Section 3
Competitor Option Period........................................... Section 3
Competitor Price................................................... Section 3
Corporate Indenture Trustee..................................... Introduction
Corporate Owner Trustee......................................... Introduction
Corporate Remainderman Trustee.................................. Introduction
Debt Financing Amount...............................................Section 4
Default Rate........................................................... Lease
Demised Premises....................................................... Lease
Discount Rate..................................................... Section 22
Environmental Claims................................................... Lease
Environmental Laws..................................................... Lease
Environmental Report.......................................Purchase Agreement
Equity Financing Amount.............................................Section 4
ERISA...............................................................Section 2
Estate for Years.......................................... Purchase Agreement
Event of Default....................................................... Lease
Event of Loss.......................................................Indenture
Excepted Rights.....................................................Indenture
Exercise Notice.................................................... Section 3
Fee Mortgage....................................................... Section 2
First Supplemental Indentures.......................................Section 4
GAAP...............................................................Section 14
Governmental Action................................................Section 14
Governmental Authority.................................... Purchase Agreement
Hazardous Materials.................................................... Lease
Improvements.............................................. Purchase Agreement
Indemnitee........................................................ Section 23
Indenture....................................................... Introduction
Indenture Default...................................................Indenture
Indenture Estate................................................... Indenture
Indenture Event of Default......................................... Indenture
Indenture Trustee................................................Introduction

Term                                                               Where Defined
- ----                                                               -------------

Indenture Trustee's Liens.......................................... Indenture
Individual Owner Trustee........................................ Introduction
Individual Remainderman Trustee................................. Introduction
Institution........................................................ Section 2
Intangibles............................................... Purchase Agreement
Land.......................................................Purchase Agreement
Landlord........................................................ Introduction
Landlord Interest.................................................. Section 3
Lease............................................................... Recitals
Legal Requirement......................................... Purchase Agreement
Lessor Lien............................................................ Lease
Lien............................................................... Indenture
Material Default....................................................... Lease
Noteholder......................................................... Indenture
Notes.................................................................. Lease
Notice............................................................ Section 15
Operative Documents....................................... Purchase Agreement
Option Agreement.......................................... Purchase Agreement
Owner Participant............................................... Introduction
Owner Participant Parent........................................ Introduction
Owner Participant Parent Guaranty......................... Purchase Agreement
Owner Participant Interest......................................... Section 2
Owner Participant 90-day Period.................................... Section 3
Owner Participant's Economics..................................... Section 22
Owner Trustee................................................... Introduction
Owner Trustee Deeds....................................... Purchase Agreement
Owner Trustee Liens.................................................Section 8
Owner Trustee Purchase Price.............................. Purchase Agreement
Pass Through Trustee Agreements................................. Introduction
Pass Through Trustee............................................ Introduction
Pass Through Liens................................................ Section 12
Person............................................................. Indenture
Personalty................................................ Purchase Agreement
Plans......................................................Purchase Agreement
Property(ies)...................................................... Section 1
Property Assessment.................................................... Lease
Prospectus..........................................................Indenture
Purchase Agreement.................................................. Recitals
Purchase Date...................................................... Section 3
Purchase Price.............................................Purchase Agreement
Registration Statement..............................................Indenture
Remainderman Purchaser Deeds.............................. Purchase Agreement
Remainder Trust Estate.......................................... Remainderman
Remainderman Lien...................................................... Lease
Remainderman Participant........................................ Introduction
Remainderman Purchaser Purchase Price..................... Purchase Agreement
Remainderman Trust Agreement.................................... Introduction
Remainderman Trustee............................................ Introduction
Rent Payment Date...................................................... Lease

Term                                                               Where Defined
- ----                                                               -------------

Rental Adjustment................................................. Section 22
Sale Notice........................................................ Section 3
SEC................................................................ Indenture
Successor Landlord.............................................. Section 9(b)
Supplemental Indentures............................................ Indenture
Tax Indemnification Agreement............................. Purchase Agreement
Tenant ..........................................................Introduction
Tenant's Purchase Offer.................................................Lease
Third Party Buyer.................................................. Section 3
Title Company............................................. Purchase Agreement
Transaction Expense Cap........................................... Section 32
Transaction Expenses...............................................Section 32
Transfer............................................................Section 2
Tripartite Agreement...................................... Purchase Agreement
Trust Agreement..................................................Introduction
Trust Estate....................................................... Section 2
Trust Indenture Act................................................ Indenture
UCC................................................................ Indenture
Underwriter.........................................................Indenture
Underwriting Agreement............................................. Indenture
U.S. Person........................................................ Section 2

                            PARTICIPATION AGREEMENT
                            -----------------------
                                   (1995-[ ])


     AGREEMENT, DATED AS OF ______________, 1995, among KMART CORPORATION, a Michigan corporation, having an address at 3100 West Big Beaver Road, Troy, Michigan 48084 ("Tenant"), __________________________, a Delaware corporation
                 ------
having an address at ______________________________________________________
("Owner Participant"), WILMINGTON TRUST COMPANY, a Delaware banking corporation,
- -------------------
acting not individually (except as expressly stated herein) but solely as Owner Trustee "Corporate Owner Trustee") [and WILLIAM J. WADE, acting not individually
         -----------------------
(except as expressly stated herein) but solely as Individual Owner Trustee ("Individual Owner Trustee")], (the Corporate Owner Trustee [and the Individual
  ------------------------
Owner Trustee collectively,] "Owner Trustee") under the Trust Agreement [1995-1]
                              -------------
[1995-2] [1995-3] [1995-4] ("Trust Agreement") with Owner Participant dated as
                             ---------------
of June __, 1995, having an address at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attn: Corporate Trust Administration ("Landlord"), SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION, a national banking
  --------
association ("Corporate Indenture Trustee"), and KATHY A. LARIMORE ("Individual
              ---------------------------                            ----------
Indenture Trustee"), having an address at c/o Shawmut Bank Connecticut, National
- -----------------
Association, 777 Main Street, Hartford, Connecticut 06115, acting not individually (except as expressly provided herein) but solely as trustees (collectively, the "Indenture Trustee") under [__] Trust Indentures of even date
                    -----------------
herewith, between Landlord and Indenture Trustee (as the same may be amended or supplemented, the "Indenture"), _______________________________, a ____________
                   ---------
corporation, having an address at _____________________________________________
__________________________________________________ ("Remainderman Participant"),
                                                     ------------------------
FIRST SECURITY BANK OF UTAH, N.A., a national banking association ("Corporate
                                                                    ---------
Remainderman Trustee") [and VAL T. ORTON ("Individual Remainderman Trustee")],
- --------------------                       -------------------------------
acting not individually (except as expressly provided herein) but solely as Remainderman Trustee ([collectively,] "Remainderman Trustee") under Remainderman
                                       --------------------
Trust Agreement [1995-1] [1995-2] [1995-3] [1995-4] ("Remainderman Trust
                                                      ------------------
Agreement") dated as of June __, 1995, having an address at ____________________
- ---------
____________________________________, and SHAWMUT BANK CONNECTICUT, NATIONAL
ASSOCIATION, a national banking association (the "Pass Through Trustee"), having
                                                  --------------------
an address at 777 Main Street, Hartford, Connecticut 06115, acting not individually (except as expressly provided herein) but solely as trustee under the Pass Through Trust Agreements, dated as of even date herewith.

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the parties hereto have, as of the date hereof, entered into certain agreements, including a certain Agreement for Sale of Real Estate (the "Purchase Agreement") among Tenant, as seller, Landlord, as purchaser, and
 ------------------
Remainderman Trustee, as remainder purchaser, and other parties, and [__] leases

(collectively, or with respect to a single lease in respect of a single Property, the "Lease") between Landlord, as lessor, and Tenant, as lessee, each
               -----
covering a Property more particularly described therein; and

     WHEREAS, the parties hereto desire to enter into this Agreement in order to undertake certain obligations and to clarify certain of their obligations pursuant to the Lease and the other Operative Documents.

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Certain Definitions.  Capitalized terms used herein, unless otherwise
         -------------------
defined, shall have the same meanings ascribed to them in the Lease, or the Operative Document set forth opposite such term in the Index of Defined Terms. For the purposes of this Agreement, the term "Properties" shall mean the "1995-[ ] Properties" (as defined in the Purchase Agreement), and individually, a "Property". Unless otherwise indicated, references in this Agreement to sections, paragraphs, clauses, annexes, schedules and exhibits are to the same contained in or attached to this Agreement.

     2.  Restriction on Transfers by Owner Participant and Landlord.  (a)
         ----------------------------------------------------------
Notwithstanding anything to the contrary contained in this Agreement or any other Operative Document, Owner Participant shall not (except as permitted by Sections 2(b), (c), (f) and (h)) Transfer all or any part of the Owner Participant Interest or Transfer the beneficial interest with respect to any Property to any Person (other than Tenant pursuant to Section 3 or pursuant to the terms of the Lease). "Owner Participant Interest" means, with respect to
                           --------------------------
each Property, Owner Participant's right, title and interest in and to the Trust Agreement, the trust estate created and held under the Trust Agreement (the "Trust Estate"), such Property and the other Operative Documents. "Transfer"
 ------------                                                       --------
means a sale, assignment, conveyance, mortgaging, grant of security interest or other transfer. Notwithstanding anything to the contrary contained in this Agreement, the appointment of a co-trustee or separate trustee or a successor to Landlord, any separate trustee or co-trustee of Landlord or any merger, conversion, consolidation or sale of substantially all of the corporate trust business of Landlord, any separate trustee or co-trustee of Landlord shall not constitute a Transfer under this Agreement.

     (b) Owner Participant may effect a Transfer of all (but not less than all) of its interest in one or more Properties through the assignment of its beneficial interest therein or may

Transfer all (but not less than all) of its Owner Participant Interest upon not less than thirty (30) days' prior written notice from Owner Participant to Tenant, Owner Trustee, Remainderman Participant and Indenture Trustee if:

               (i) the transferee is (I)(A) a United States Person for federal income tax purposes (a "U.S. Person"), (B) any bank, finance company,
                                  -----------
          insurance company, credit company, leasing corporation or other financial institution or institutional investor (an "Institution"),
                                                               -----------
          corporation or partnership and (C) either (x) has a tangible net worth (computed in accordance with generally accepted accounting principles consistently applied) of at least $50,000,000, or (y) provides a full and unconditional guaranty, in the form attached as Exhibit A, of all of such transferee's obligations under the Operative Documents by an Institution or a corporation which has a tangible net worth (as so computed) of at least $50,000,000, provided, that this clause (C) shall not be applicable to any holder of a lien for the benefit of the holders of the Notes as provided in the Operative Documents (a "Fee
                                                                          ---
          Mortgage"), the designee of any such holder or any Successor Landlord
          --------
          (as defined in Section 9(b)) or (II) an Affiliate of the Owner Participant which is a U.S. Person, provided that if the Affiliate
                                              --------
          does not have a tangible net worth of at least $50,000,000, Owner Participant Parent shall provide a guaranty, in the form provided at the closing, to Tenant and Owner Trustee of all of such transferee's obligations;

               (ii) the transferee enters into an agreement (in the form attached as Exhibit B) whereby the transferee (A) confirms that it has the requisite power and authority to enter into and carry out the transactions contemplated hereby and that it shall be deemed a party to this Agreement, the Tax Indemnification Agreement, the Trust Agreement and each and every Operative Document entered into by the transferring Owner Participant (except if the transferee is the holder of a Fee Mortgage or any Successor Landlord, then such confirmation shall not apply to the Tax Indemnification Agreement or any other Operative Document (other than the Trust Agreement) not assigned or pledged to such holder of a Fee Mortgage or Successor Landlord), (B) agrees to be bound by all the terms of, and to undertake all the obligations of the transferring Owner Participant contained in this Agreement, the Tax Indemnification Agreement (if applicable), the Trust Agreement and any such Operative Document with respect to the interest being transferred, and (C) makes the representations and warranties in substantially the form made in Section 14(b) by such transferring Owner Participant, provided that this clause (ii)(C) shall not apply to the holder of a Fee Mortgage or any Successor Landlord;

               (iii) the transferee is not, and is not an Affiliate of, a Competitor of Tenant, provided that (x) this clause (iii) shall not be
                                --------
          applicable to the holder of any Fee Mortgage or any Successor Landlord and (y) Owner Participant may request Tenant to waive the condition of this Section 2(b)(iii) and the application of Section 3 to such transferee (which waiver Tenant may grant or withhold in its sole discretion) and Tenant shall respond to such waiver request within 45 days; for purposes of this Section 2, "Competitor" means any national
                                                 ----------
          general merchandise retailer operating a business similar to Tenant as of the Closing Date; provided, a transferee and any of its Affiliates
                               --------
          shall not be deemed to be a Competitor solely by reason of their ownership of securities or other interests of any entity that is a national general merchandise retailer operating a business similar to Tenant so long as either (A) in the case of a transferee that is an Institution, (a) such securities are held as portfolio investments and (b) either (1) the consolidated sales of such entity for its latest fiscal year were less than $100,000,000.00, (2) such transferee or its Affiliates do not beneficially own in the aggregate more than a 10% equity interest in such entity on a fully diluted basis and such entity is not an Affiliate (other than by virtue of the rights and powers that arise solely from the ownership of such equity interest) of such transferee or any of its Affiliates or (3) the book value of the interest of the transferee and its Affiliates in such entity does not exceed 1% of the consolidated assets of the transferee and its Affiliates determined at the end of its latest fiscal year or (B) in all other cases, (a) such entity is not an Affiliate of such transferee or any of its Affiliates and (b) the transferee and its Affiliates do not beneficially own in the aggregate more than a 5% equity interest in such entity on a fully diluted basis;

               (iv) the Transfer does not violate or create a relationship that would be in violation of any federal law or any other material applicable law, order or regulation (except that, for the purposes of this clause (iv), the Employee Retirement Income Security Act of 1974, as amended ("ERISA") shall be deemed not to be an applicable law,
                       -----
          order or regulation);

               (v) no registration pursuant to the Securities Act of 1933, as amended, and the rules and regulations thereunder is required in connection with the Transfer;

               (vi) Owner Participant and the transferee furnish to Tenant, Owner Trustee and Indenture Trustee evidence of, and legal opinions of counsel reasonably acceptable to Tenant, Owner Trustee and Indenture Trustee with respect to, compliance with the immediately preceding clauses (ii)(A) (with respect to requisite power and authority) and
          (v) (such opinions to be in the form of Exhibit B-1 and, if applicable, Exhibit B-2 hereto); and

               (vii) no part of the funds used by the transferee to acquire the Owner Participant Interest constitutes assets of an "employee benefit plan" (or its related trust) as defined in Section 3(3) of ERISA or any "plan" (or its related trust) as defined in Section 4975(e)(1) of the Code or any entity that is deemed to hold "plan assets" within the meaning of 29 CFR {2510.3-101 of any employee benefit plan or plan.

          (c) Notwithstanding anything to the contrary contained in this Section 2, Owner Participant may effect a Transfer of all (but not less than all) of its interest in one or more Properties or all (but not less than all) of its Owner Participant Interest (other than Excepted Rights), in each case as security for the Notes.

          (d) Notwithstanding anything to the contrary contained in this Agreement or any other Operative Document, but subject to any other restrictions contained in the Indenture, Landlord shall not Transfer all or any part of its right, title or interest in and to any Property or any Operative Document to any Person (other than Tenant pursuant to this Agreement or the Lease) during the term of the Lease with respect to such Property except (i) as security for the Notes, (ii) in connection with a Transfer contemplated by the Lease (including, without limitation, as security to any holder of a Fee Mortgage permitted under the Lease), (iii) in connection with a Transfer permitted by Section 3, or (iv) in connection with the foreclosure (or deed or assignment in lieu of foreclosure) by any holder (or designee of any holder) of a Fee Mortgage; provided, that, after the Notes shall no longer be outstanding, Owner
- --------
Participant shall have the right to terminate the Trust Agreement and direct Landlord to transfer Landlord's right, title or interest in and to the related Properties, Trust Estate, this Agreement, Trust Agreement, the Tax Indemnification Agreement or any other Operative Document to Owner Participant and to amend, supplement or modify any of the Operative Documents or to enter into such other agreements as Owner Participant deems reasonably necessary to evidence such transactions, in each case, in form and substance reasonably satisfactory to Tenant, and provided, further, that after the Notes
                                       --------  -------
shall no longer be outstanding, Landlord may Transfer all or any part of its interest in and to any Property or any Operative Document to a lender, it being understood that Tenant shall have no obligation to subordinate its interest in any related Lease to such lender.

          (e) Except as provided in the following two sentences, the transferring Owner Participant shall pay all reasonable costs and expenses (including, without limitation, those of Tenant and Remainderman Participant) incurred in connection with any Transfer pursuant to this Section 2 or, if such costs and expenses are incurred by any other party, they shall be reimbursed by Owner Participant to such party, within 30 days following demand. Tenant shall pay all reasonable costs and expenses (including, without limitation, those of Owner Participant and Remainderman Participant) incurred in connection with any Transfer pursuant to Sections 2(d)(i), (iv) (but only a foreclosure (or deed or assignment in lieu of foreclosure) in connection with an Event of Default under the Lease) and Section 2(h) or, if incurred by any other party, shall be reimbursed by Tenant to such party, within 30 days following demand. The payment of expenses in connection with a Transfer pursuant to Section 2(d)(ii) shall be governed by the provisions of the Lease.

          (f) Notwithstanding anything to the contrary contained in this Agreement or any other Operative Document, upon or at any time after termination of the Lease with respect to a Property, no provision of this Agreement (including, without limitation, this Section 2), other than Sections 14, 15, 16, 23, 24, 25 and 30 shall apply with respect to such Property or interest thereon or with respect thereto.

          (g) From and after any Transfer effected in accordance with this
Section 2 (other than Section 2(d)), the transferee shall be deemed the "Owner Participant" for all purposes of the Operative Documents to the extent attributable to the interest transferred to it, and each reference to the transferring Owner Participant contained in the Operative Documents shall be deemed to include a reference to the transferee for all purposes.

          (h) Notwithstanding anything to the contrary contained in this Section 2 or in any provision of any other Operative Document, in the event of the occurrence and continuance of a Material Default or Event of Default with respect to any of the Properties, Owner Participant may Transfer, without restriction, all or any part of its interest in the affected Property through the Transfer of the Owner Participant Interest; provided, however, so long as
                                                --------  -------
the lien of the Indenture shall then be in effect, such transferee must be a U.S. Person.

     Notwithstanding the foregoing provisions of this Section 2, after any Transfer effected in accordance with this Section 2, the transferring Owner Participant shall not be released from any obligation arising or accruing under the Operative Documents prior to such Transfer, but shall be released from any obligation arising or accruing under the Operative Documents after such Transfer to the extent of the obligations assumed by the transferee. Notwithstanding any Transfer effected in accordance with this Section 2, the transferring Owner Participant shall nevertheless be responsible for all obligations and entitled to all benefits accrued and all rights vested or arising with respect to the period prior to such Transfer, including, without limitation, any right to indemnification under this Agreement or the Tax Indemnification Agreement, to the exclusion of the transferee unless the transferring Owner Participant shall have assigned such benefits and rights to the transferee and provided evidence of such assignment in form and substance satisfactory to Tenant. Tenant agrees that it shall, to the extent so requested by Owner Participant, use reasonable efforts to cooperate with Owner Participant in effecting any Transfer permitted pursuant to this Section 2 and, if requested by the transferor or transferee, Tenant will give its written consent to any such Transfer complying with the provisions of this Section 2 promptly after a request therefor.

     3.  Owner Participant as Competitor.
         -------------------------------

     (a) Notwithstanding anything to the contrary contained in this Agreement or any other Operative Document, but subject to applicable provisions of the Indenture, if the Owner Participant enters a new line of business and thereby becomes a Competitor (as defined in subsection (h) below) (or an Affiliate of a Competitor) of Tenant at any time during the term of the Lease, Tenant shall have, provided that no Material Default or Event of Default under the Lease shall have occurred and be continuing, the exclusive and irrevocable option (the "Competitor Option"), for a period of one year (the "Competitor Option Period")
 -----------------                                   ------------------------
after an executive officer of Tenant having oversight of the transactions contemplated by the Operative Documents has actual knowledge that Owner Participant has become a Competitor (or an Affiliate of a Competitor), to cause Owner Participant to sell all (but not less than all) of its Owner Participant Interest, or to cause Landlord to sell all (but not less than all) of the Landlord Interest in all of the related Properties as provided in this Section 3, provided that if Owner Participant or an Affiliate of Owner Participant
   --------
becomes a Competitor as a result of a default in a passive financing and (i) thereafter is managing its assets in a work out to preserve its investment or
(ii) receives securities rendering Owner Participant or such Affiliate a Competitor, the Competitor Option shall not be exercisable in either case until 12 months after Owner Participant or such Affiliate becomes a Competitor, provided, further, that in the case Owner Participant becomes a Competitor or an
- -----------------
Affiliate of
a Competitor pursuant to clause (i), Owner Participant may transfer its Owner Participant Interest to an independent trustee who will act as Owner Participant under the Operative Documents and in the event Owner Participant makes such transfer, the Competitor Option shall not be exercisable for such additional period as the Owner Participant Interest is held by the independent trustee and Owner Participant continues to manage such assets in a work out to preserve its investment. In each such case, the Competitor Option shall not be exercised more than 12 months after it first becomes exercisable. For purposes of this Agreement, "Landlord Interest" shall mean, with respect to any Property, the
            -------- --------
Improvements on, Estate for Years in, and the rights of Landlord under the Option Agreement with respect to, the Land related to such Property.

     (b) The Competitor Option shall be exercisable by an irrevocable exercise notice (an "Exercise Notice") delivered by Tenant to Owner Participant and the
            ---------------
Indenture Trustee. The Exercise Notice shall specify the date on which Tenant obtained knowledge that Owner Participant has become a Competitor as set forth in subsection (a) above.

     (c) Owner Participant shall have the sole right for a period of 90 days following receipt of the Exercise Notice ("Owner Participant 90-day Period") in
                                           -------------------------------
which to sell its Owner Participant Interest or Landlord's Interest in the related Properties to a transferee pursuant to Section 2(b) hereof.

     (d) In the event that a sale has not occurred pursuant to subsection (c), Tenant shall, during the period beginning on the day following expiration of the Owner Participant 90-day Period and ending on the last day of the Competitor Option Period, obtain cash bids for the purchase of the Owner Participant Interest or the Landlord Interest in all of the related Properties from persons other than Tenant or its affiliates that meet the requirements set forth in
Section 2(b) hereof ("Third Party Buyer").  If Tenant obtains an acceptable bid,
                     ------------------
Third Party Buyer shall purchase such Owner Participant Interest or such Landlord Interest, as the case may be, as set forth in subsection (e) below. If Tenant is unable to obtain an acceptable bid from a Third Party Buyer before the end of the Competitor Option Period, Tenant shall purchase such Owner Participant Interest or such Landlord Interest, as the case may be, as set forth in subsection (e) below. In either case, Tenant shall deliver a notice (the "Sale Notice") to Owner Participant, Owner Trustee, Remainderman Participant
 -----------
and Indenture Trustee that Tenant or Third Party Buyer, as the case may be, has elected to purchase such Owner Participant Interest or such Landlord Interest.

     (e) If Tenant shall be required to deliver the Sale Notice, Owner Participant shall sell or cause Landlord to sell and Tenant or Third Party Buyer shall purchase the Owner Participant Interest or the Landlord Interest, as the case may be, in all of the related Properties, for a price (the "Competitor
                                                                 ----------
Price") equal to the aggregate of the following calculation made in respect of
- -----
each such Property: (I) the excess of (a) the higher of (i) Adjusted Termination Value under the Lease for such Property as of the Purchase Date (as herein defined) plus, if the Purchase Date is not a Rent Payment Date, any unaccrued
         ----
Basic Rent with respect to such Property paid in advance on the immediately preceding Rent Payment Date and (ii) the fair market value of the Demised Premises relating to such Property (taking into consideration the matters set forth in Sections 31(b) and 45(g) of the Lease relating to such Property) over
(b) if the Purchase Date is not a Rent Payment Date, any unaccrued Basic Rent with respect to each such Property paid in advance on the immediately preceding Rent Payment Date minus (II) the outstanding principal amount of, and accrued
                  -----
interest on, the Notes secured by such Property. Fair market value for this purpose shall be as agreed to between Landlord and Tenant or as determined by an appraisal reasonably satisfactory to Landlord and Tenant obtained at Tenant's sole cost and expense, to be performed in accordance with Article 45 of the Lease. The closing shall take place at the principal office of Tenant on a date (the "Purchase Date") to be mutually agreed to by the parties occurring at least
      -------------
40 days but no more than 120 days after the date of the Sale Notice.

     (f) At the closing of any sale relating to each Property pursuant to this
Section 3:

               (i) Tenant shall pay or cause to be paid to Landlord of such Property, or in the case of Additional Rent, to Landlord or the Person entitled thereto, in immediately available funds to the same account to which Basic Rent is payable (A) the portion of the Competitor Price relating to such Property, (B) all unpaid Basic Rent for such Property payable in arrears accrued up to but excluding the Purchase Date, (C) all unpaid Basic Rent for such Property payable in advance due prior to the Purchase Date, and (D) all accrued and unpaid Additional Rent for such Property.

               (ii) If Tenant or Third Party Buyer elects to purchase the Landlord Interest:

          (A) in the case of Third Party Buyer, (1) Third Party Buyer shall take title to such Landlord Interest and shall assume the obligations of Landlord under the Tripartite Agreement, the Option Agreement and the Ground Lease (as defined in the Option Agreement) if then in effect and (2) Landlord shall deliver to

Third Party Buyer limited warranty deeds (or the type of deed available, in the applicable state, that is most nearly equivalent to a New York bargain and sale deed with covenants) to Landlord's interest in the related Land and such other instruments as are necessary to convey title thereto, all in form and substance reasonably satisfactory to Landlord and Third Party Buyer, subject only to Permitted Liens (other than (aa) Lessor Liens and (bb) any Fee Mortgage) and any liens or encumbrances that Tenant is obligated (or which, if filed, Tenant would be obligated) to discharge of record pursuant to Article 19 of the applicable Lease; or

          (B) in the case of Tenant, (1) Tenant shall take title to such Landlord Interest, shall assume the obligations of Landlord under the Tripartite Agreement, the Option Agreement and the Ground Lease if then in effect and may, subject to the satisfaction by Tenant of the conditions precedent to such exchange set forth in the Indenture, exchange the Notes related to such Property for full recourse Notes of Tenant in accordance with the terms of the related Indenture and (2) Landlord shall deliver to Tenant limited warranty deeds (or the type of deed available, in the applicable state, that is most nearly equivalent to a New York bargain and sale deed with covenants) to Landlord's interest in the related Land and such other instruments as are necessary to convey title thereto, all in form and substance reasonably satisfactory to Landlord and Tenant, subject only to Permitted Liens (other than (aa) Lessor Liens and (bb) any Fee Mortgage other than the Indenture) and any liens or encumbrances that Tenant is obligated (or which, if filed, Tenant would be obligated) to discharge of record pursuant to Article 19 of the applicable Lease.

          (C) If either (1) Third Party Buyer shall take title to the Landlord Interest in any Property or (2) Tenant does not validly elect to exchange the Notes in accordance with the terms of the Indenture related to any Property (or fails to satisfy the conditions precedent to such exchange), then Tenant shall pay in respect of each such Property on the date of closing (in addition to the amount described in paragraph (f)(i) of this Section 3 to be paid on such date to the Landlord of such Property) to the Indenture Trustee related to such Property an amount equal to the outstanding principal balance of the Notes related to such Property, plus accrued and unpaid interest thereon through the date of closing, plus the Make-Whole Premium, if any, with respect to such Notes.

               (iii) If Tenant or Third Party Buyer elects to purchase the Owner Participant Interest:

          (A) In the case of Third Party Buyer, Owner Participant shall deliver to Third Party Buyer such assignment agreements as are necessary or appropriate to transfer the Owner

Participant Interest to Third Party Buyer subject only to Permitted Liens (other than (1) Lessor Liens and (2) any Fee Mortgage other than the Indenture) and any liens and encumbrances that Tenant is obligated (or which, if filed, Tenant would be obligated) to discharge of record pursuant to Article 19 of the Lease.

          (B) In the case of Tenant, (1) Tenant shall take title to such Owner Participant Interest and may, subject to the satisfaction by Tenant of the conditions precedent to such exchange set forth in the Indenture, exchange the Notes related to such Owner Participant Interest for full recourse Notes of Tenant in accordance with the terms of the related Indenture and (2) Owner Participant shall deliver to Tenant such assignment agreements as are necessary or appropriate to transfer the Owner Participant Interest to Tenant, subject only to Permitted Liens (other than (aa) Lessor Liens and (bb) any Fee Mortgage other than the Indenture) and any liens and encumbrances that Tenant is obligated (or which, if filed, Tenant would be obligated) to discharge of record pursuant to Article 19 of the Lease.

          (C) If Tenant does not validly elect to exchange the Notes in accordance with the terms of the Indenture related to such Owner Participant Interest (or fails to satisfy the conditions precedent to such exchange), then Tenant shall pay in respect of such Owner Participant Interest on the date of closing (in addition to the amount described in paragraph (f)(i) of this Section 3 to be paid on such date to the related Landlord of such Owner Participant Interest) to the Indenture Trustee related to such Owner Participant Interest an amount equal to the outstanding principal balance of the Notes related to such Owner Participant Interest, plus accrued and unpaid interest thereon through the date of closing, plus the Make-Whole Premium, if any, with respect to such Notes.

          (g) Tenant shall pay all charges incident to such conveyance, including, without limitation, recording fees, Landlord's, Remainderman Participant's and Owner Participant's reasonable attorneys' fees, Landlord's and Owner Participant's reasonable out-of-pocket expenses and all applicable transfer taxes which may be imposed by reason of the conveyance and delivery of such deeds and other instruments.

          (h) Upon the completion of any purchase  by Tenant pursuant to this
Section 3, but not prior thereto, the Lease shall terminate with respect to any affected Property, except with respect to obligations and liabilities of Tenant, actual or contingent, which have arisen with respect to such Property on or prior to such date of purchase, and except as otherwise provided in the Lease. In the event that Tenant elects to purchase the Owner Participant Interest or the Landlord Interest, as the case may be, and exchange the Notes (which right of Tenant the Indenture Trustee hereby acknowledges and accepts), each of the parties to this Agreement agrees to cooperate in good faith with Tenant in effecting such purchase.

          (i) For purposes of this Section 3, "Competitor" means any  national
                                               ----------
general merchandise retailer operating a business similar to Tenant as of the Closing Date; provided that Owner Participant and any of its Affiliates shall
              --------
not be deemed to be a Competitor solely by reason of their ownership of securities or other interests of any entity that is a national general merchandise retailer so long as (i) such securities are held as portfolio investments and (ii) either (A) the consolidated sales of such entity for its latest fiscal year were less than $100,000,000.00, (B) Owner Participant or its Affiliates do not beneficially own in the aggregate more than a 10% equity interest in such entity on a fully diluted basis and such entity is not an Affiliate (other than by virtue of the rights and powers that arise solely from the ownership of such equity interest) of Owner Participant or any of its Affiliates or (C) the book value of the interest of Owner Participant and its Affiliates in such entity does not exceed 1% of the consolidated assets of Owner Participant and its Affiliates determined at the end of its latest fiscal year.

          (j) Notwithstanding the foregoing provisions of this Section 3, after any Transfer effected in accordance with this Section 3, the transferring Owner Participant shall not be released from any obligation arising or accruing, under the Operative Documents prior to such Transfer, but shall be released from any obligation arising or accruing under the Operative Documents after such Transfer. Notwithstanding any Transfer effected in accordance with this Section 3, the transferring Owner Participant shall nevertheless be responsible for all obligations and entitled to all benefits accrued and all rights vested or arising with respect to the period prior to such Transfer, including, without limitation, any right to indemnification under this Agreement or the Tax Indemnification Agreement, to the exclusion of the transferee unless the transferring Owner Participant shall have assigned such benefits and rights to the transferee and provided evidence of such assignment in form and substance satisfactory to Tenant.


          4.      Funding on the Closing Date.
                  ---------------------------


          (a) Subject to the satisfaction or waiver of the conditions set forth below, on the Closing Date, Pass Through Trustee shall purchase from Landlord, and Landlord shall issue to Pass Through Trustee, the Notes having the maturity, principal amount and interest rate set forth in each Supplemental Indenture to the Indenture, dated as of the Closing Date, between Landlord and Indenture Trustee, providing for the issuance of the Notes (the "First
                                                                     -----
Supplemental Indentures") for a purchase price equal to $_______________ (the
- -----------------------
"Debt Financing Amount"), which Debt Financing Amount shall be set forth in the
 ---------------------
First Supplemental Indentures. The obligation of Pass Through Trustee to purchase the Notes shall be subject to the satisfaction or waiver by Pass Through Trustee of the following conditions (funding by Pass Through Trustee of the Debt Financing Amount to be evidence of such satisfaction or waiver):


               (i) Landlord or Owner Participant shall have paid an amount equal to the difference between the Owner Trustee Purchase Price and the Debt Financing Amount (the "Equity Financing Amount"), in
                                          -----------------------
          immediately available funds, by wire transfer to Landlord's account at ________________, _________________, _____________________, ABA
          #_____________, Account #__________, or to such other account as Landlord may specify in writing to the parties hereto at least one Business Day prior to the Closing Date.

               (ii) Remainderman Trustee or Remainderman Participant shall have paid an amount equal to the Remainderman Purchaser Purchase Price, in immediately available funds, by wire transfer to Tenant to an account or accounts specified by Tenant.

               (iii) Indenture Trustee shall have received with respect to each Property an ALTA extended coverage lender's title insurance policy in its most current form issued by the Title Company, dated as of the Closing Date and naming the Indenture Trustee as the insured, with a face amount equal to the Debt Financing Amount showing the Indenture to be a valid and perfected first priority mortgage lien or security title subject to no exceptions other than Permitted Exceptions and including the affirmative coverages and satisfying the requirements set forth in Section 5A of the Purchase Agreement.

               (iv) Indenture Trustee shall have received with respect to each Property, certified to it, the survey described in Section 5B of the Purchase Agreement.

               (v) Indenture Trustee shall have received with respect to each Property the Environmental Report described in Section 5C of the Purchase Agreement.

               (vi) Indenture Trustee shall have received, addressed to it, the certificates described in Sections 6A(7) and (8) of the Purchase Agreement.

                (vii) Indenture Trustee shall have received, addressed to it, all documents and opinions described in Sections 6A(9)(a)(ii) and
          (iii) and Section 6A(9)(b)(ii) of the Purchase Agreement, and the documents described in Sections 6A(9)(a)(i) and (iv) and Sections 6A(9)(b)(i) and (iii) thereof.

               (viii) Indenture Trustee shall have received, addressed to it, the affidavit described in Section 6A(10) of the Purchase Agreement.

               (ix) Indenture Trustee shall have received copies of all Plans and Permits with respect to each Property.

               (x) The Tripartite Agreements shall have been fully executed and delivered.

               (xi) Indenture Trustee shall have received, addressed to it, all documents and opinions described in Sections 6B(6) and (7) of the Purchase Agreement.

               (xii) The Option Agreements shall have been fully executed and delivered.

               (xiii) Indenture Trustee shall have received, addressed to it, the certificates described in Sections 6B(9) and (10) of the Purchase Agreement.

               (xiv) Indenture Trustee shall have received the Owner Participant Parent Guaranty.

               (xv) Indenture Trustee shall have received, addressed to it, the certificate described in Section 6C(3) of the Purchase Agreement.

               (xvi) Indenture Trustee shall have received, addressed to it, all documents and opinions described in Section 6C(7) of the Purchase Agreement.

               (xvii) Indenture Trustee shall have received, addressed to it, the opinions described in Section 7I of the Purchase Agreement.

               (xviii) The conditions stated in Sections 7D, 7E (but with respect to all parties other than the Indenture Trustee and the Pass Through Trustee), 7F, 7J, 7K (but with respect to all parties other than Indenture Trustee and Pass Through Trustee), 7L, 7M and 7N of the Purchase Agreement shall be satisfied as of the Closing Date.

               (xix) Indenture Trustee and Pass Through Trustee shall have received copies of all documentation provided pursuant to Sections 7P and 7Q of the Purchase Agreement.

               (xx) Pass Through Trustee shall have received at least $_______ of proceeds from the sale of the Certificates.

               (xxi) The Certificates shall have been rated at least BBB by Standard & Poor's Ratings Group and Baa1 by Moody's Investors Services, Inc.

               (xxii) Indenture Trustee shall have received, addressed to it, the certificate described in Section 6A(8) of the Purchase Agreement.

               (xxiii) Pass Through Trustee shall have received, addressed to it, the certificate described in Section 7R of the Purchase Agreement.

               (xxiv) Indenture Trustee shall have received a certificate from Deloitte & Touche, LLP as to the fair market value of the Landlord's Interest in each Property.

               (xxv) The Remainder Trust Agreement shall have been fully executed and delivered.

               (xxvi) Indenture Trustee and Pass Through Trustee shall have received copies of all other documents, instruments, affidavits, certifications and agreements reasonably requested by either of them.

     5.   Transfers by Remainderman Trustee.  Remainderman Trustee shall not
          ---------------------------------
Transfer all or any part of or interest in its interest in the Properties except pursuant to the Tripartite Agreement, the Ground Lease or the Option Agreement.

     6.   Owner Participant Covenants.  Owner Participant covenants and agrees
          ---------------------------
as follows:


          (a) Negative Covenants.  Without limiting the generality of any other
              ------------------
provision of this Agreement, Owner Participant shall not, other than as set forth in the last two sentences of this Section 6(a), (i) Transfer its interest in the Trust Estate or any part thereof, except as permitted by Section 2 or 3, or (ii) create or suffer to be created any Lessor Lien attributable to the Owner Participant, except for any Lessor Lien that is being contested by Owner Participant in good faith and by appropriate proceedings diligently conducted, so long as such proceedings do not (A) involve any material risk or danger of the sale, forfeiture or loss of any Property or any part thereof or interest therein, (B) unless Landlord is exercising remedies pursuant to the Lease, interfere with the use, possession or disposition of any Property or any part thereof or interest therein, (C) interfere with the payment of Rent, or (D) impair the validity, perfection or priority of the lien of the Indenture. After the termination of the Lease, Owner Participant may create, incur, assume or suffer to exist any Lessor Liens attributable to it or any of its Affiliates on or against Owner Participant's interest in the related Property or any part thereof or interest therein, except as set forth in the Ground Lease. After the Notes shall no longer be outstanding, Owner Participant may cause Landlord to Transfer all or part of its interest in the Trust Estate to a lender, it being understood that neither Tenant nor Remainderman Trustee shall have any obligation to subordinate its respective interest in any related Lease or Property to such lender.

     (b) Quiet Enjoyment.  Owner Participant acknowledges the provisions of
         ---------------
Article 23 of the Lease.

     (c) Compliance with and Amendment of Trust Agreement.  Owner Participant
         ------------------------------------------------
agrees that (i) it shall comply with all of the terms of the Trust Agreement applicable to it and direct Owner Trustee to comply with all the terms of the Trust Agreement applicable to Owner Trustee and (ii) prior to the end of the Lease Term, it shall not amend or supplement, or consent to any amendment of or supplement to the Trust Agreement without the prior written consent of Tenant, if such amendment or supplement would adversely affect the rights or obligations of Tenant under this Agreement, the Lease or any other Operative Document or, so long as any of the Notes are outstanding, the validity, perfection or priority of the Lien of the Indenture and the Supplemental Indentures, or any rights of the Indenture Trustee under the Indenture or the Supplemental Indentures (in which case the prior written consent of the Indenture Trustee to such amendment or supplement also must be obtained).

     (d) Notice.  Owner Participant covenants and agrees that at all times that
         ------
a successor Owner Trustee is appointed, an Owner Trustee resigns or an additional trustee or separate trustee is appointed pursuant to the Trust Agreement, Owner Participant shall give notice of such fact within 30 days of its occurrence to (i) the Tenant and (ii) the Indenture Trustee, if the lien of the Indenture has not been discharged in accordance with the terms thereof.


     7.   Covenants of Tenant.  Tenant covenants and agrees as follows:
          -------------------

          (a) Chief Executive Office.  Tenant shall give Landlord, Owner
              ----------------------
Participant, Indenture Trustee and Pass Through Trustee notice not less than 30 days before any relocation of its chief executive office or principal place of business from its present location, as identified herein, and any change in Tenant's legal structure, corporate name or the name under which it conducts its business or any other change in Tenant's identity that would require a filing under the UCC as adopted in any applicable state, which notice shall be accompanied, to the extent required by applicable law, by original executed UCC amendment financing statements (each in form and substance reasonably satisfactory to Landlord, Indenture Trustee and Pass Through Trustee) to all UCC financing statements filed in connection with the transactions contemplated by the Operative Documents, and thereafter, promptly upon demand by Landlord, Indenture Trustee or Pass Through Trustee, Tenant shall execute and deliver to Landlord, Indenture Trustee and Pass Through Trustee such other documents (each in form and substance reasonably satisfactory to Landlord, Indenture Trustee and Pass Through Trustee) as any thereof may reasonably require.

          (b) Filings.  Upon the reasonable request of Landlord, Indenture
              -------
Trustee or Pass Through Trustee from time to time, Tenant shall cause appropriate UCC financing statements (including protective filings) and continuation statements with respect thereto (each in form and substance reasonably satisfactory to Indenture Trustee, Landlord and Pass Through Trustee), and the First Supplemental Indenture, to be recorded and filed, as appropriate, in such manner and in such places, and will pay all costs, charges and taxes with respect to such recordation and filing and will comply with all applicable laws, statutes and regulations, as may be necessary or appropriate in order to establish, preserve and protect the interests and rights of Landlord under the Lease, the interests and rights of Indenture Trustee under the Indenture and the interests and rights of Pass Through Trustee under the Pass Through Trust Agreements. Within 120 days after the end of each fiscal year of Tenant, until satisfaction and discharge of the Indenture, Tenant will provide to Landlord, Owner Participant and Indenture Trustee an officer's certificate stating (i) whether or not any recordings, filings or UCC continuation statements are required to be filed within the 16-month period immediately following the delivery of such officer's certificate in order to maintain the lien of the Indenture and the perfection thereof or to protect the interests and rights of Landlord under the Lease, and identifying the jurisdictions in which such filings or recordings are required to be made and (ii) either that Tenant has taken or caused, or will cause, to be taken such actions with respect to the recording, filing, rerecording and refiling to the Indenture and the perfection thereof, and reciting the details of such actions, or stating that no such action is necessary to maintain such lien during such 16-month period.

          (c) Financial Statements.  During the term of the Lease, Tenant shall
              --------------------
deliver to Landlord, Owner Participant, Indenture Trustee and Pass Through Trustee within 45 days after filing thereof, copies of each Form 10-K and Form 10-Q which the Tenant files with the Securities and Exchange Commission and simultaneously with such distributions, all other reports distributed to shareholders of Tenant; provided, that if Tenant shall no longer be required to
                        --------
file such reports, it shall deliver to Landlord, Indenture Trustee and Pass Through Trustee (i) annual audited financial statements prepared in accordance with generally accepted accounting principles within 120 days after the end of Tenant's fiscal year and (ii) unaudited financial statements within 90 days after the end of each of the first three fiscal quarters of Tenant's fiscal year.

          (d) Operating Lease.  Tenant intends that each Lease be an operating
              ---------------
Lease under applicable state law and agrees that it shall not take any action inconsistent with such position.

          (e) Tenant Not to Claim Tax Ownership  Benefits.  After the Closing
              -------------------------------------------
Date with respect to any Property, Tenant will not claim tax ownership benefits with respect to such Property, or any interest therein for so long as Tenant shall not have reacquired title to such Property (it being understood by the parties that (i) Owner Participant shall be the sole owner of the Improvements and the Estate for Years for federal, state and local income tax purposes and
(ii) the foregoing is not intended to prevent Tenant from claiming tax benefits, if any, for leasehold improvements made at Tenant's expense after the Closing Date, which tax benefits Tenant, as lessee of such leasehold improvements, is entitled to claim under applicable tax law).

          (f) No Purchase of Notes.  Tenant shall not acquire, and will not
              --------------------
permit any of its Affiliates to acquire, any interest in the Notes or the Certificates.

          (g) Certain Information.  Tenant will provide to Landlord, Indenture
              -------------------
Trustee and Owner Participant prompt notice of material litigation or other claims with respect to a Property which litigation or claim could, in the reasonable opinion of Tenant, in each case or in the aggregate, have a material adverse effect on the Properties and will provide periodic reports with respect thereto thereafter in such detail as Landlord, Indenture Trustee or Owner Participant may reasonably request.

          (h) Maintenance of Existence.  Tenant at all times shall maintain its
              ------------------------
corporate existence and shall qualify and remain qualified to do business in each jurisdiction where the failure to so qualify would materially adversely affect its ability to perform its obligations under the Operative Documents to which Tenant is a party for so long as it shall have any obligations hereunder or under any of the other Operative Documents.

          (i) Tenant Liens.  Tenant shall not, during the Lease Term, directly
              ------------
or indirectly create, incur, assume, suffer, or permit any lien or encumbrance on or with respect to the Demised Premises or any part thereof, any Rent, or any of Landlord's, Remainderman Trustee's or Tenant's title to or interest in any of the foregoing except for Permitted Liens (as defined in the Lease). Tenant shall promptly, but no later than thirty (30) days after the attachment thereof, at its own expense, discharge or eliminate or bond in a manner satisfactory to Landlord any such lien or encumbrance. In the event such lien or encumbrance is not so discharged, eliminated or bonded, Landlord or Remainderman Trustee may pay and discharge the same and relieve the Demised Premises therefrom, and Tenant agrees to repay and reimburse Landlord or Remainderman Trustee upon demand for the amount so paid by Landlord or Remainderman Trustee together with interest thereon at the Default Rate.


     8.   Owner Trustee Covenants.  Each Owner Trustee, in its individual
          -----------------------
capacity as to paragraph (a) and (b) below, and as Landlord as to paragraph (c) below, covenants and agrees as follows:

          (a) Compliance with and Amendment of Trust Agreements  (i) Owner
              -------------------------------------------------
Trustee shall comply with all of the terms of the Trust Agreement applicable to it and (ii) prior to the end of the Lease Term, it shall not amend or supplement or consent to any amendment of or supplement to, the Trust Agreement without the prior written consent of Tenant if such amendment or supplement would adversely affect the rights or obligations of Tenant under this Agreement, the Lease or any other Operative Document or, so long as any of the Notes are outstanding, the validity, perfection or priority of the Lien of the Indenture or any rights of the Indenture Trustee under the Indenture (in which case the prior written consent of the Indenture Trustee to such amendment or supplement also must be obtained).

          (b) Owner Trustee Liens.  Owner Trustee hereby unconditionally agrees
              -------------------
with and for the benefit of the parties to this Agreement that Owner Trustee will not directly or indirectly create, incur, assume or suffer to exist any Owner Trustee Liens, and Owner Trustee in its individual capacity agrees that it will at its own cost and expense take such action as may be necessary to duly discharge and satisfy in full all such Owner Trustee Liens. Owner Trustee hereby indemnifies and holds harmless Tenant, Remainderman Participant, Remainderman Trustee, Indenture Trustee, Pass Through Trustee and Owner Participant from and against any loss, cost or expense (including reasonable fees, disbursements and expenses) which may be suffered or incurred by any of them as the result of the failure of Owner Trustee to discharge and satisfy any such Owner Trustee Lien created or incurred as a result of any action or inaction of Owner Trustee in its individual capacity.

          "Owner Trustee Liens" shall mean liens on or against any Property, any
           -------------------
Lease, the Trust Estate or any payment of Rent (i) which result from any act of, or any claim against, Owner Trustee (in its individual capacity) unrelated to the transactions contemplated by the Purchase Agreement, or (ii) which result from any violation by Owner Trustee (in its individual capacity) of any of the terms of the Operative Documents, or (iii) which result from liens in favor of any taxing authority by reason of any Tax owed by Owner Trustee (in its individual capacity) the payment of which is not the obligation of Tenant under the Operative Documents.

          (c) Lessor Liens.  Landlord hereby unconditionally agrees with and for
              ------------
the benefit of the parties to this Agreement that Landlord will not directly or indirectly create, incur, assume or suffer to exist any Lessor Lien and Landlord agrees that it will at its own cost and expense (without right to indemnity under this Agreement) promptly take such action as may be necessary to duly discharge and satisfy in full all such Lessor Liens. Landlord hereby indemnifies and holds harmless Tenant, Remainderman Participant, Remainderman Trustee, Indenture Trustee, Pass Through Trustee and Owner Participant from and against any loss, cost or expense (including reasonable fees and expenses) which may be suffered or incurred by any of them as the result of the failure of Landlord to discharge and satisfy any such Lessor Liens created or incurred as a result of any action or inaction of Landlord.

     9.   Covenants of Indenture Trustee.  Each Indenture Trustee, as Indenture
          ------------------------------
Trustee and, solely to the extent provided in paragraphs (a) and (c) below, in its individual capacity, covenants and agrees as follows:

          (a) Indenture Trustee's Liens.  Indenture Trustee in its individual
              -------------------------
capacity hereby unconditionally agrees with and for the benefit of the parties to this Agreement that it will not directly or indirectly create, incur, assume or suffer to exist any Indenture Trustee's Lien on or against any part of the Indenture Estate, and the Indenture Trustee in its individual capacity agrees that it will at its own cost and expense (without right to indemnity under this Agreement) promptly take such action as may be necessary to duly discharge and satisfy in full all such Indenture Trustee's Liens attributable to it in its individual capacity. Indenture Trustee in its individual capacity hereby indemnifies and holds harmless Tenant, Remainderman Participant, Remainderman Trustee, Owner Trustee, Landlord, Pass Through Trustee and Owner Participant from and against any loss, cost or expense (including reasonable fees, disbursements and expenses) which may be suffered or incurred by any of them as the result of the existence of any such Indenture Trustee's Liens or the failure of Indenture Trustee to discharge and satisfy any such Indenture Trustee's Liens created or incurred as a result of any action or inaction of the Indenture Trustee in its individual capacity.

          (b) Quiet Enjoyment. Notwithstanding any other provision of the
              ---------------
Indenture or of any other Operative Document, Indenture Trustee warrants, covenants and agrees that, unless an Event of Default shall have occurred and be continuing, Indenture Trustee (i) shall not name Tenant as a party in any action or procedures to foreclose the Lien of the Indenture, unless such joinder shall be required under applicable law, and in which case Indenture Trustee shall not seek affirmative relief from Tenant in such action nor shall any Lease be cut off or terminated nor Tenant's possession thereunder be disturbed in any such action or proceeding, (ii) during the term of the Lease, Tenant shall have the exclusive rights to possession, control, use and enjoyment of the Properties and Indenture Trustee will not take any other action that would interrupt or interfere with Tenant's peaceable possession, control, use and enjoyment of any respective Property in any manner, and (iii) subject to the next succeeding sentence of this Section 9(b), Indenture Trustee will recognize each Lease and Tenant's rights thereunder. Upon any acquisition by Indenture Trustee or any purchaser at foreclosure or transferee pursuant to a plan of reorganization under Chapter 11 of the Bankruptcy Code (collectively, a "Successor Landlord")
                                                          ------------------
of Owner Trustee's interest in any Lease, such Lease shall continue as a direct Lease between the Successor Landlord and Tenant upon all terms, covenants and conditions set forth in such Lease, except that the Successor Landlord shall not be (A) liable for any previous act or omission of Landlord under such Lease, (B) subject to any offsets, claims, defenses or counterclaims Tenant may have against Owner Trustee, (C) bound by any prepayment of Rent not actually received by Successor Landlord or (D) bound by any amendment to such Lease requiring Indenture Trustee's consent under the Indenture unless such consent was obtained.

          (c) Disbursement of Funds.  Indenture Trustee agrees to indemnify and
              ---------------------
hold harmless Tenant, Owner Trustee, Landlord and Owner Participant, as the case may be, from and against any loss, cost or expense (including reasonable legal fees and disbursements) as the result of the failure by Indenture Trustee to distribute, in accordance with the Operative Documents, any amounts received and distributable by it as the Indenture Trustee thereunder.

     10.  Covenants of Remainderman Participant. Remainderman Participant
          -------------------------------------
covenants and agrees as follows:

          (a) Remainderman Participant's Activities and Liens.  Remainderman
              -----------------------------------------------
Participant will engage in no activities or businesses
other than holding the beneficial interest in the Remainderman Trust or any activity related thereto and will not incur any indebtedness for money borrowed, other than as contemplated under the Operative Documents and will maintain its existence as a corporation organized under the laws of one of the United States for so long as it shall have any obligations hereunder or under any of the other
Operative Documents.   Remainderman Participant hereby unconditionally agrees
with and for the benefit of the parties to this Agreement that it will not directly or indirectly create, incur, assume or suffer to exist any Remainderman Liens attributable to it, and the Remainderman Participant agrees that it will at its own cost and expense (without right to indemnity under this Agreement) promptly, and in any event within 15 days of notice from any of Tenant, Owner Trustee, Pass Through Trustee, Owner Participant or Indenture Trustee, take such action as may be necessary to duly discharge and satisfy in full all such Remainderman Liens. Remainderman Participant hereby indemnifies and holds harmless Tenant, Indenture Trustee, Owner Trustee, Landlord, Pass Through Trustee and Owner Participant from and against any loss, cost or expense (including reasonable legal fees and expenses) which may be suffered or incurred by any of them as the result of the failure of Remainderman Participant to discharge and satisfy any such Remainderman Lien.

          (b) Quiet Enjoyment.  Remainderman Participant acknowledges and agrees
              ---------------
that, unless an Event of Default shall have occurred and be continuing and the Leases shall have been declared in default pursuant to Article 21 of such Leases and the Ground Lease (as defined in the Option Agreement) shall have been entered into, during the term of the Lease, Tenant shall have the exclusive rights to possession, control, use and enjoyment of the Properties and Remainderman Participant will not take any action that would interrupt or interfere with Tenant's peaceable possession, control, use and enjoyment of any respective Property in any manner that is not otherwise prohibited by Article 23 of such Leases.

          (c) Compliance with and Amendment of Remainderman Trust Agreement.
              -------------------------------------------------------------
Remainderman Participant shall comply with all of the terms of the Remainderman Trust Agreement applicable to it and shall not amend or supplement, or consent to any amendment of or supplement to, the Remainderman Trust Agreement without the prior written consent of Tenant, Owner Participant or Owner Trustee if such amendment or supplement would adversely affect the rights or obligations of Tenant, Owner Participant or Owner Trustee under this Agreement, each Lease or any other Operative Document.

          (d) Notice.  Remainderman Participant covenants and agrees that at all
              ------
times that a successor Remainderman Trustee is appointed, a Remainderman Trustee resigns or an additional trustee or separate trustee is appointed pursuant to the Remainderman Trust Agreement, Remainderman Participant shall give notice of such fact within 30 days of its occurrence to (i) the Tenant, (ii) the Owner Participant and (iii) the Indenture Trustee, if the lien of the Indenture has not been discharged in accordance with the terms thereof.

     11.  Covenants of Remainderman Trustee.  Each Remainderman Trustee, in its
          ---------------------------------
individual capacity as to paragraph (a) and (b) below, and in its fiduciary capacity as to paragraph (c), covenants and agrees as follows:

          (a) Compliance with and Amendment of Remainderman Trust Agreement.
              -------------------------------------------------------------
Remainderman Trustee shall comply with all of the terms of the Remainderman Trust Agreement applicable to it and shall not amend or supplement, or consent to any amendment of or supplement to, the Remainderman Trust Agreement without the prior written consent of Tenant, Owner Participant or Owner Trustee if such amendment or supplement would adversely affect the rights or obligations of Tenant, Owner Participant or Owner Trustee under this Agreement, each Lease or any other Operative Document.

          (b) Remainderman Trustee Liens.  Remainderman Trustee hereby
              ---------------------------
unconditionally agrees with and for the benefit of the parties to this Agreement that Remainderman Trustee will not directly or indirectly create, incur, assume or suffer to exist any Remainderman Lien attributable to it in its individual capacity, and Remainderman Trustee in its individual capacity agrees that it will at its own cost and expense (without right to indemnity under this Agreement) promptly take such action as may be necessary to duly discharge and satisfy in full all such Remainderman Liens attributable to it in its individual capacity. Remainderman Trustee hereby indemnifies and holds harmless Tenant, Owner Trustee, Landlord, Indenture Trustee, Pass Through Trustee and Owner Participant from and against any loss, cost or expense (including reasonable fees, disbursements and expenses) which may be suffered or incurred by any of them as the result of the existence of any such Remainderman Liens or the failure of Remainderman Trustee to discharge and satisfy any such Remainderman Liens created or incurred as a result of any action or inaction of Remainderman Trustee in its individual capacity.

          (c) Quiet Enjoyment. Remainderman Trustee acknowledges and agrees
              ---------------
that, unless an Event of Default shall have occurred and be continuing and the Leases shall have been declared in default pursuant to Article 21 of such Leases and the Ground Lease (as defined in the Option Agreement) shall have been entered into, during the term of the Lease, Tenant shall have the exclusive rights to possession, control, use and enjoyment of the Properties and Remainderman Trustee will not take any action that would interrupt or interfere with Tenant's peaceable possession, control, use and enjoyment of any respective Property in any manner that is not otherwise prohibited by Article 23 of such Leases.

     12.  Covenants of Pass Through Trustee.  Pass Through Trustee, as Pass
          ---------------------------------
Through Trustee and, solely to the extent provided in paragraphs (a) and (c) below, in its individual capacity, covenants and agrees as follows:

          (a) Pass Through Trustee Liens.  Pass Through Trustee in its
              ---------------------------
individual capacity hereby unconditionally agrees with and for the benefit of the parties to this Agreement that it will not directly or indirectly create, incur, assume or suffer to exist any Pass Through Trustee Lien, and Pass Through Trustee in its individual capacity agrees that it will at its own cost and expense (without right to indemnity under this Agreement) promptly take such action as may be necessary to duly discharge and satisfy in full all such Pass Through Trustee Liens attributable to it in its individual capacity. Pass Through Trustee in its individual capacity hereby indemnifies and holds harmless Tenant, Remainderman Participant, Remainderman Trustee, Owner Trustee, Landlord, Indenture Trustee and Owner Participant from and against any loss, cost or expense (including reasonable fees, disbursements and expenses) which may be suffered or incurred by any of them as the result of the existence of any such Pass Through Trustee Liens or the failure of Pass Through Trustee to discharge and satisfy any such Pass Through Trustee Liens created or incurred as a result of any action or inaction of the Pass Through Trustee in its individual capacity.

          "Pass Through Trustee Liens" shall mean Liens against any Property,
           --------------------------
any Lease, the Indenture Estate or any payment of Rent that result from any act of, or any failure to act by, or as a result of any claim against the Pass Through Trustee, in its individual or fiduciary capacity, unrelated to the transactions contemplated by the Operative Documents or that is in breach of any covenant or any agreement of the Pass Through Trustee, in its individual or fiduciary capacity, set forth in any of the Operative Documents to which it is a party.

          (b) Quiet Enjoyment. Notwithstanding any other provision of the
              ---------------
Indenture or of any other Operative Document, Pass Through Trustee warrants, covenants and agrees that, unless an Event of Default shall have occurred and be continuing, Pass Through Trustee (i) shall not name Tenant as a party in any action or procedures to foreclose the Lien of the Indenture, unless such joinder shall be required under applicable law, and in which case Pass Through Trustee shall not seek affirmative relief from Tenant in such action nor shall any Lease be cut off or terminated nor Tenant's possession thereunder be disturbed in any such action or proceeding, (ii) during the term of the Lease, Tenant shall have the exclusive rights to possession, control, use and enjoyment of the Properties and Pass Through Trustee will not take any other action that would interrupt or interfere with Tenant's peaceable possession, control, use and enjoyment of any respective Property in any manner, and (iii) subject to the next succeeding sentence of this Section 12(b), Pass Through Trustee will recognize each Lease and Tenant's rights thereunder. Upon any acquisition by Pass Through Trustee (or a Successor Landlord) of Owner Trustee's interest in any Lease, such Lease shall continue as a direct Lease between the Successor Landlord and Tenant upon all terms, covenants and conditions set forth in such Lease, except that the Successor Landlord shall not be (A) liable for any previous act or omission of Landlord under such Lease, (B) subject to any offsets, claims, defenses or counterclaims Tenant may have against Owner Trustee, (C) bound by any prepayment of Rent not actually received by Successor Landlord or (D) bound by any amendment to such Lease requiring Pass Through Trustee's consent unless such consent was obtained.

          (c) Disbursement of Funds.  Pass Through Trustee agrees to indemnify
              ---------------------
and hold harmless Tenant, Owner Trustee, Landlord and Owner Participant, as the case may be, from and against any loss, cost or expense (including reasonable legal fees and disbursements) as the result of the failure by Pass Through Trustee to distribute, in accordance with the Operative Documents, any amounts received and distributable by it as Pass Through Trustee thereunder.

     13.  Intentionally deleted.


     14.  Representations and Warranties.
          ------------------------------

          (a) Tenant represents and warrants as of the date hereof as follows:

               (i)   Due Organization, etc.  Tenant is a corporation duly
                     ---------------------
          organized, validly existing and in good standing under the laws of the State of Michigan and has the corporate power, authority and legal right to conduct its business as now conducted, to own or hold under lease its properties and to enter into and perform its obligations under each Operative Document to which it is a party, and it is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which a Property is located and in every other jurisdiction in which its failure to be so qualified would have a material adverse effect on its financial condition, business, operation or upon its ability to perform its obligations under the Operative Documents.

               (ii)  Authorization; No Conflict.  The execution, delivery and
                     ---------------------------
          performance by Tenant of, the consummation
          by it of the transactions provided for in, and the compliance by it with all of the provisions of, each Operative Document to which it is a party have been duly authorized by all necessary corporate action on its part and neither the execution, delivery and performance thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof (A) requires any approval of its stockholders, (B) requires any approval or consent of any trustee or holders of any of its indebtedness or obligations, except for such approvals and consents as have been duly obtained and are in full force and effect, (C) contravenes any current Legal Requirement or Governmental Action applicable to or binding on it or any of the Properties, which contravention would materially adversely affect its financial condition, business, operation or its ability to perform its obligations under the Operative Documents, (D) contravenes or results in any breach of or constitutes any default under, or results in the creation of any lien (other than Permitted Liens) upon any of its property under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, lease, articles of incorporation, by-laws or other agreement or instrument to which it is a party, by which it may be bound or affected or by which any of the Properties may be affected, which contravention, breach or default would materially adversely affect its financial condition, business, operation or its ability to perform its obligations under the Operative Documents, or
          (E) requires any Governmental Action, except for the filings and recordings necessary or advisable to perfect the rights of Landlord, Remainderman Trustee, Pass Through Trustee and Indenture Trustee intended to be created by the Operative Documents and any filings that are required (a) in the ordinary course of business in connection with the ownership, use and operation of the Demised Premises or (b) to carry out the purposes of this Agreement and the other Operative Documents and the transactions contemplated thereby. "Governmental
                                                                 ------------
          Action" means all permits, authorizations, registrations, consents,
          ------
          approvals, waivers, exceptions, variances, orders, judgments, decrees, licenses, exemptions, publications, filings, notices to and declarations of or with, or required by, any federal, state and local government or department, commission, board or officer thereof, or required by any Legal Requirements.

               (iii)  Enforceability.  Assuming the due authorization, execution
                      ---------------
          and delivery by all other
          parties to each Operative Document to which Tenant is a party, each such Operative Document is, respectively, a legal, valid and binding obligation of Tenant, enforceable against Tenant in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. No basis exists for any claims by Tenant or any Affiliate of Tenant under the Operative Documents against any party thereto and, to the best of Tenant's knowledge, nothing has arisen that will provide a defense by Tenant to enforcement of an otherwise enforceable provision of any Operative Document.

               (iv)  No Actions Pending.  There is no action, suit or proceeding
                     ------------------
          before any court, governmental body, agency, commission or other tribunal now pending or, to the actual knowledge of any executive officer of Tenant having oversight of the transactions contemplated by the Operative Documents, threatened against or affecting Tenant or the Properties or naming Tenant as a party, that questions the validity or enforceability of this Agreement or any other Operative Document to which Tenant is or is to become a party or that is reasonably likely, if adversely determined individually or in the aggregate, to have a material adverse effect on the ability of Tenant to perform its obligations under any Operative Document. Tenant is not in default with respect to any order of any Governmental Authority, the default under which is reasonably likely to materially adversely affect its financial condition, business or operation or to materially adversely affect the ability of Tenant to perform its obligations under the Operative Documents to which Tenant is a party.

               (v)  Financial Statements.  The consolidated balance sheets of
                    --------------------
          Tenant and its consolidated subsidiaries as of January 25, 1995, and the related statements of income and cash flows of Tenant and its consolidated subsidiaries for the fiscal year ended January 25, 1995, contained or incorporated by reference in Tenant's Annual Report on Form 10-K for the fiscal year ended January 25, 1995, fairly present the consolidated financial condition of Tenant and its consolidated subsidiaries as of such dates and the result of operations of Tenant and its consolidated subsidiaries for the periods ended on such dates, all in accordance with generally accepted accounting principles ("GAAP") consistently applied.
            ----

               (vi)  No Material Adverse Change.  Since January 25, 1995, there
                     --------------------------
          has been no material adverse change, financial or otherwise, in Tenant and its subsidiaries taken as a whole, except for such changes as have been disclosed in filings made by Tenant with the Securities and Exchange Commission or in press releases by Tenant copies of which have been delivered to Owner Participant prior to the date hereof.

               (vii)  No Defaults.  If the Operative Documents had been in
                      -----------
          effect immediately prior to the execution of this Agreement, no Material Default or Event of Default would have occurred and be continuing, and no condition would exist that constitutes or, with the giving of notice or lapse of time or both, would constitute a Material Default or Event of Default. No condition exists that constitutes, or with the giving of notice or lapse of time, or both, would constitute, an event of default by Tenant under any material indenture, mortgage, loan agreement, lease or other agreement or instrument to which Tenant is a party or by which it or any of its properties may be bound. If the Operative Documents had been in effect immediately prior to the execution of this Agreement, no Event of Loss would have occurred and no event or condition has occurred which would, with the passage of time or the giving of notice, or both, constitute an Event of Loss.
          No unrepaired material damage and no modification has occurred with respect to any Property since the dates set forth on Exhibit C hereto.

               (viii)  ERISA.  The execution, delivery and performance of this
                       -----
          Agreement and the other Operative Documents and the consummation of the transactions contemplated hereby and thereby will not involve any prohibited transaction, within the meaning of Section 406 of ERISA or
          Section 4975 of the Code, and the acquisition and holding by Owner Participant of the Owner Participant Interest for its own account, and the acquisition and holding by Remainderman Participant of the Remainderman Trust for its own account, will not constitute a prohibited transaction as to any plan investing in Notes or Certificates (or any similar interest) within the meaning of Section 4975(c)(1)(A) through (D) of the Code for which no exemption is applicable.

               (ix) Compliance.  After giving effect to the transactions
                    ----------
          contemplated by the Operative Documents, including without limitation, the due execution, delivery and recordation of the Owner Trustee Deeds, the Remainder Purchaser Deeds and the Leases, the ownership of the

          Improvements and the Estate for Years by the Landlord and the Remainderman Interest by the Remainderman Trustee, and the use and occupancy of the Properties by Tenant, in each case, in the operation of Tenant's business, shall comply with applicable Legal Requirements, including, without limitation, all applicable zoning and similar land use laws and regulations, as of the Closing Date, except in any case where the failure to comply would not have an adverse effect on the value or remaining useful life of the respective Improvements.

               (x) Legal Effect.  The Owner Trustee Deeds are effective, under
                   ------------
          each state law in which the Properties are respectively located, to convey good, marketable and insurable title to the Estates for Years, and good, marketable and insurable fee title in the Improvements, free and clear of all Liens other than Permitted Exceptions. The Indentures are effective, under each state law in which the Properties are respectively located, to convey a valid and perfected first priority mortgage lien or security title, as the case may be, and security interest in and to the applicable Indenture Estate, free and clear of all Liens other than Permitted Exceptions. The Leases constitute operating Leases under each state law in which the Properties are respectively located. The Remainder Purchaser Deeds are effective, under each state law in which the Properties are respectively located, to convey good, marketable and insurable title to all of Tenant's right, title and interest in the Remainder Interests, free and clear of all Liens other than Permitted Exceptions. The Bills of Sale are effective, under each state law in which the Properties are respectively located, to convey good and marketable title to all of Tenant's right, title and interest in the Personalty, free and clear of all Liens other than Permitted Exceptions. The Assignments of Intangibles are effective, under each state law in which the Properties are respectively located, to convey good and marketable title to all of Tenant's right, title and interest in the Intangibles, free and clear of all Liens other than Permitted Exceptions.

               (xi) Offer of Interest.  Except as contemplated herein or by the
                    -----------------
          Indentures and Pass Through Trust Agreements, neither Tenant, nor any person authorized by Tenant to act on its behalf, has directly or indirectly offered to any person for sale, or solicited offers to buy from any person or otherwise approached or negotiated with any person, with respect to interests in all or any portion of the Properties or any indebtedness secured by any interest in the Properties, including any indebtedness evidenced by the Certificates or Notes, or any securities similar to any of the foregoing, in any case under circumstances which would subject such interest or indebtedness to registration under the Securities Act of 1933, as amended.

               (xii)  No Brokers.  Tenant has dealt with no broker, finder,
                      ----------
          advisor or other party that could claim a commission, fee or other compensation arising out of the transactions contemplated hereby, other than Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co.

               (xiii)  Insurance.  The insurance required by Articles 7 and 14
                       ---------
          of the Lease is in effect and all premiums due in respect of such insurance have been paid or Tenant satisfies the Net Worth Standard set forth in the Lease.

               (xiv)  Investment Company.  Tenant is not an "investment company"
                      ------------------
          or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

               (xv)  Use of Proceeds.  None of the transactions contemplated by
                     ---------------
          the Operative Documents in connection with the consummation of the sale and leaseback on the Closing Date (including, without limitation, the use of the proceeds indirectly received by Tenant from the sale of the Certificates or Notes) will result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulation issued pursuant thereto.

               (xvi)  Disclosure.  To the knowledge of the officers of Tenant
                      ----------
          with oversight of the transactions contemplated by the Operative Documents, (A) nothing disclosed in writing by Tenant (or any Person authorized or employed by Tenant) to Owner Participant or any agent of Owner Participant contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading and (B) there is no fact peculiar to Tenant or existing on or in the Land, Improvements and Properties relating to their compliance with Legal Requirements that Tenant has not disclosed in writing to Owner Participant that materially adversely affects the condition, financial or otherwise, of Tenant or the physical condition or value of any of the Properties or materially impairs the ability of Tenant to perform its obligations under the Operative Documents to which it is a party.

               (xvii)  Offering Documents.  The Registration Statement at the
                       ------------------
          time it became effective and at the time each post-effective amendment thereto becomes effective does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the final Prospectus either contained in the Registration Statement or a post-effective amendment thereto filed pursuant to Rule 424(b) of the Securities Act in connection with the sale of the Certificates will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that these representations and warranties do not apply to statements or omissions contained in the Registration Statement, such final Prospectus or any Prospectus supplement based upon information furnished to Tenant in writing by the Underwriters expressly for the use therein or to statements or omissions in the statement of eligibility on Form T-1 of the Pass Through Trustee.

          (b) Owner Participant represents and warrants as of the date hereof as follows:

               (i) Due Organization, etc.  Owner Participant is a corporation
                   ----------------------
          duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to enter into and perform its obligations under each Operative Document to which it is a party.

               (ii) Authorization; No Conflict.  The execution, delivery and
                    ---------------------------
          performance by Owner Participant of, the consummation by it of the transactions provided for in, and the compliance by it with all the provisions of, each Operative Document to which it is a party have been duly authorized by all necessary action on its part and neither the execution, delivery and performance thereof, nor the consummation of the transactions contemplated thereby, nor the compliance by it with any of the terms and provisions thereof (A) requires any further approval of its stockholders, (B) requires any approval or consent of any trustee or holders of any of its indebtedness or obligations, except for such approvals and consents as have been duly obtained and are in full force and effect, (C) contravenes any current Legal Requirements or Governmental Action applicable to or binding on it, which contravention would materially adversely affect its ability to perform its obligations under the Operative

          Documents (except that no representation or warranty is made as to ERISA, other than to the extent set forth in Section 14(b)(vi), or as to the nature of the Properties or any Legal Requirements or Governmental Action pertaining thereto), (D) contravenes or results in any breach of or constitutes any default under, or results in the creation of any lien (other than Permitted Liens) upon any of its property under any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, lease, certificate of incorporation, by-laws or other agreement or instrument to which it is a party or by which it or its properties may be bound or affected, which contravention, breach or default would materially adversely affect its ability to perform its obligations under the Operative Documents, or (E) requires any Governmental Action, except for filings and recordings necessary or advisable to perfect the rights of the Landlord, Remainderman Trustee, Indenture Trustee and the Tenant intended to be created by the Operative Documents and any filings that are required (a) in the ordinary course of business in connection with the ownership, use and operation of properties other than the Properties or (b) to carry out the purposes of this Agreement and the other Operative Documents and the transactions contemplated thereby (except that no representation or warranty is made as to the nature of the Properties or any Governmental Action pertaining thereto).

               (iii)  Enforceability.  Assuming the due authorization, execution
                      ---------------
          and delivery by all other parties to each Operative Document to which Owner Participant is a party, each such Operative Document is, respectively, a legal, valid and binding obligation of Owner Participant, enforceable against Owner Participant in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

               (iv) No Actions Pending.  There is no action, suit or proceeding
                    ------------------
          before any court, governmental body, agency, commission or other tribunal now pending or, to the actual knowledge of any executive officer of Owner Participant having oversight of the transactions contemplated by the Operative Documents, threatened against or affecting Owner Participant or naming Owner Participant as a party, that questions the validity or enforceability of this Agreement or any other Operative Document to which Owner Participant is or is to become a party or that would, if adversely determined, have a material adverse effect on the ability of Owner Participant to perform its obligations under any Operative Document.

               (v) Accredited Investor.  Owner Participant is an  "accredited
                   --------------------
          investor" as defined in the Securities Act of 1933, as amended, or the regulations promulgated thereunder, or is directly or indirectly wholly owned by Owner Participant Parent, which is an accredited investor. Owner Participant is acquiring its beneficial interest in the Trust Estate for its own account for investment and not with a present view to resale or distribution thereof.

               (vi)  ERISA.  Owner Participant is not acquiring its interest in
                     -----
          the Trust Estate with the assets of any "employee benefit plan" (or its related trust) as defined in Section 3(3) of ERISA or with the assets of any "plan" (or its related trust) as defined in Section 4975(e)(1) of the Code or any entity that is deemed to hold "plan assets" within the meaning of 29 CFR {2510.3-101 of any employee benefit plan or plan.

               (vii)  No Brokers.  No broker's, finder's or placement fee or
                      ----------
          commission will be payable by Owner Participant arising out of the transactions contemplated hereby, other than to Fieldstone Private Capital Group, L.P.

               (viii)  No Default.  If the Operative Documents had been in
                       ----------
          effect immediately prior to the execution of this Agreement, no breach or default would have occurred by Owner Participant which would, with the passage of time or giving of notice, or both, constitute a breach or default by Owner Participant under the Operative Documents to which Owner Participant is or is to become a party.


          (c) Landlord represents and warrants as of the date hereof as follows:

               (i) Authorization; No Conflict.  The execution, delivery and
                   ---------------------------
          performance by Landlord of, the consummation by it of the transactions provided for in, and the compliance by it with all of the provisions of, each Operative Document to which it is a party have been duly authorized by all necessary action on its part and neither the execution, delivery and performance thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof (A) requires approval or consent of any trustee or holders of any of its indebtedness or obligations, except for such approvals and consents as have been duly obtained and are in full force and effect, (B) contravenes any current Legal Requirement or Governmental Action applicable to or binding on it, which contravention would materially adversely affect its ability to perform its obligations under the Operative Documents (except that no representation or warranty is made as to the nature of the Properties or any Legal Requirements or Governmental Action pertaining thereto),
          (C) contravenes or results in any breach of or constitutes any default under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, lease, charter, by-laws or other agreement or instrument to which it is a party, or by which it or its properties may be bound or affected, which contravention, breach or default would materially adversely affect its ability to perform its obligations under the Operative Documents or (D) requires any Governmental Action, except for filings and recordings necessary or advisable to perfect the rights of Landlord, Remainderman Trustee, Indenture Trustee and the Tenant intended to be created by the Operative Documents and any filings that are required in the ordinary course of business in connection with the ownership, use and operation of the Properties (except that no representation or warranty is made as to the nature of the Properties or any Governmental Action pertaining thereto).

               (ii) Enforceability.  Assuming the due authorization, execution
                    ---------------
          and delivery by the other parties to each Operative Document to which Landlord is a party, each such Operative Document is, respectively, a legal, valid and binding obligation of Landlord, enforceable against Landlord in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

               (iii)  No Actions Pending.  There is no action, suit or
                      ------------------
          proceeding before any court, governmental body, agency, commission or other tribunal now pending or, to the actual knowledge of any executive officer of Landlord having oversight of the transactions contemplated by the Operative Documents, threatened in writing against or affecting Landlord or naming Landlord as a party, that questions the validity or enforceability of this Agreement or any other Operative Document to which

          Landlord is or is to become a party or that would, if adversely determined, have a material adverse effect on the ability of Landlord to perform its obligations under any Operative Document.

               (iv) No Lessor Liens.  No Lessor Lien is in existence.  The
                    ---------------
          execution, delivery and performance by the Landlord of the Operative Documents to which it is a party (as Landlord) will not subject the Indenture Estate, or any portion thereof, to any Lessor Liens.


          (d) Corporate Owner Trustee, in its individual capacity and as Owner Trustee with respect to paragraphs (ii), (iii) and (v)-(viii) below, represents and warrants as of the date hereof as follows:


               (i) Due Organization, etc.  Corporate Owner Trustee is a banking
                   ---------------------
          corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the power and authority to enter into and perform its obligations under the Trust Agreement and the other Operative Documents to which it is a party.

               (ii) Authorization; No Conflict.  The execution, delivery and
                    --------------------------
          performance by Corporate Owner Trustee of, the consummation by it of the transactions provided for in, and the compliance by it with all of the provisions of this Agreement and the Trust Agreement have been duly authorized by all necessary action on its part and neither the execution, delivery and performance thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof, (A) requires any approval of its stockholders, (B) requires approval or consent of any trustee or holders of any of its indebtedness or obligations, except for such approvals and consents as have been duly obtained and are in full force and effect, (C) contravenes any current Legal Requirement of the State of Delaware or the United States governing its banking or trust powers applicable to or binding on it or Governmental Action, which contravention would materially adversely affect its ability to perform its obligations under the Operative Documents (except that no representation or warranty is made as to the nature of the Properties or any Legal Requirements or Governmental Action pertaining thereto),
          (D) contravenes or results in any breach of or constitutes any default under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, lease, charter, by-laws or other agreement or instrument to which it is a party, or by which it or its properties may be bound or affected, which contravention, breach or default would materially adversely affect its ability to perform its obligations under the Operative Documents or (E) requires any Governmental Action of the State of Delaware or the United States governing its banking or trust powers.

               (iii)  Enforceability.  Assuming the due authorization, execution
                      ---------------
          and delivery by all other parties to each Operative Document to which Owner Trustee is a party (as Owner Trustee or in its individual capacity, as the case may be), each such Operative Document is, respectively, a legal, valid and binding obligation of Corporate Owner Trustee (as Owner Trustee or in its individual capacity, as the case may be), enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors rights and to general equity principles.

               (iv) No Owner Trustee Liens.  No Owner Trustee Lien is in
                    ----------------------
          existence. The execution, delivery and performance by Corporate Owner Trustee of the Operative Documents to which it is a party (in its individual capacity) will not subject the Indenture Estate, or any portion thereof, to any Owner Trustee Liens.

               (v) Offer of Interest.  Except as contemplated herein or by the
                   -----------------
          Indentures or Pass Through Trust Agreements, neither Corporate Owner Trustee, nor any person authorized by Corporate Owner Trustee to act on its behalf, has directly or indirectly offered to any person for sale, or solicited offers to buy from any person or otherwise approached or negotiated with any person, with respect to interests in all or any portion of the Properties or any beneficial or other interest in or under the Trust Agreement or any indebtedness secured by any interests in the Properties, including any indebtedness evidenced by the Certificates or Notes, or any securities similar to any of the foregoing, in any case under circumstances which would subject such interest or indebtedness to registration under the Securities Act of 1933, as amended.

               (vi) No Brokers.  Corporate Owner Trustee has dealt with no
                    ----------
          broker, finder, advisor or other party that could claim a commission, fee or other compensation arising out of the transactions contemplated hereby.

               (vii)  No Action Pending.  There is no action, suit or proceeding
                      -----------------
          before any court, governmental body, agency, commission or other tribunal now pending or, to the actual knowledge of any executive officer of Corporate Owner Trustee having oversight of the transactions contemplated by the Trust Agreement, threatened against or affecting Corporate Owner Trustee or naming Corporate Owner Trustee as a party, the probable outcome of which would materially impair the ability of Corporate Owner Trustee to perform its obligations under the Trust Agreement.

               (viii)  No Default.  Corporate Owner Trustee is not in breach of
                       ----------
          or default under the Trust Agreement. If the Operative Documents had been in effect immediately prior to the execution of this Agreement, no Indenture Event of Default would have occurred and be continuing, and no event or condition has occurred which would, with the passage of time or giving of notice, or both, constitute an Indenture Event of Default.


     [(e) Individual Owner Trustee, in his individual capacity, represents and warrants as of the date hereof as follows:

               (i) Legal Capacity.  Individual Owner Trustee has the power,
                   --------------
          authority and capacity to enter into and perform his obligations under the Trust Agreement and the other Operative Documents to which he is a party.

               (ii) Offer of Interest.  Except as contemplated herein or by the
                    -----------------
          Indentures or Pass Through Trust Agreements, neither Individual Owner Trustee, nor any person authorized by Individual Owner Trustee to act on his behalf, has directly or indirectly offered to any person for sale, or solicited offers to buy from any person or otherwise approached or negotiated with any person, with respect to interests in all or any portion of the Properties or any beneficial or other interest in or under the Trust Agreement or any indebtedness secured by any interests in the Properties, including any indebtedness evidenced by the Certificates or Notes, or any securities similar to any of the foregoing, in any case under circumstances which would subject such interest or indebtedness to registration under the Securities Act of 1933, as amended.

               (iii)  No Brokers.  Individual Owner Trustee has dealt with no
                      ----------
          broker, finder, advisor or other party that could claim a commission, fee or other compensation arising out of the transactions contemplated hereby.

               (iv) No Default.  Individual Owner Trustee is not in breach of or
                    ----------
          default under the Trust Agreement. If the Operative Documents had been in effect immediately prior to the execution of this Agreement, no Indenture Event of Default would have occurred and be continuing, and no event or condition has occurred which would, with the passage of time or giving of notice, or both, constitute an Indenture Event of Default.

               (v) No Owner Trustee Liens.  No Owner Trustee Lien attributable
                   ----------------------
          to Individual Owner Trustee is in existence. The execution, delivery and performance by Individual Owner Trustee of the Operative Documents to which he is a party (in his individual capacity) will not subject the Indenture Estate, or any portion thereof, to any Owner Trustee Liens attributable to Individual Owner Trustee.

               (vi) No Action Pending.  There is no action, suit or proceeding
                    -----------------
          before any court, governmental body, agency, commission or other tribunal now pending or, to the actual knowledge of Individual Owner Trustee, threatened against or affecting Individual Owner Trustee or naming Individual Owner Trustee as a party, the probable outcome of which would materially impair the ability of Individual Owner Trustee to perform his obligations under the Trust Agreement.]


          (f) The Corporate Indenture Trustee, in its individual capacity and as Indenture Trustee, represents and warrants as of the date hereof as follows:

               (i) Due Organization, etc.  Corporate Indenture Trustee is a
                   ---------------------
          national banking association duly organized, validly existing and in good standing under the laws of the United States of America and has the corporate power and authority to enter into and perform its obligations under the Operative Documents to which it is a party.

               (ii) Authorization; No Conflict.  The execution, delivery and
                    ---------------------------
          performance by Indenture Trustee of, the consummation by it of the transactions provided for in, and the compliance by it with all of the provisions of, each Operative Document to which it is a party (as Indenture Trustee or in its individual capacity) have been duly authorized by all necessary action on its part and neither the execution, delivery and performance thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof (A) requires any approval of its stockholders, (B) requires approval or consent of any trustee or holders of any of its indebtedness or obligations, except for such approvals and consents as have been duly obtained and are in full force and effect, (C) contravenes any current Legal Requirement or Governmental Action of the United States or the State of Connecticut governing its banking and trust powers applicable to or binding on it which contravention would materially adversely affect its ability to perform its obligations under the Operative Documents,
          (D) contravenes or results in any breach of or constitutes any default under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, lease, charter, by-laws or other agreement or instrument to which it is a party or, by which it or its properties may be bound or affected, which contravention, breach or default would materially adversely affect its ability to perform its obligations under the Operative Documents or (E) requires any Governmental Action of the United States or the State of Connecticut governing its banking and trust powers, except for filings and recordings necessary or advisable to perfect the rights of the Landlord, Remainderman Trustee, Indenture Trustee and the Tenant intended to be created by the Operative Documents.

               (iii)  Enforceability.  Assuming the due authorization, execution
                      --------------
          and delivery by the other parties to each Operative Document to which Indenture Trustee is a party (as Indenture Trustee or in its individual capacity, as the case may be), each such Operative Document is, respectively, a legal, valid and binding obligation of Indenture Trustee (as Indenture Trustee or in its individual capacity, as the case may be), enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

               (iv)  No Actions Pending.  There is no action, suit or proceeding
                     ------------------
          before any court, governmental body, agency, commission or other tribunal now pending or, to Indenture Trustee's actual knowledge, threatened in writing against Indenture Trustee or naming Indenture Trustee as a party (in each such case, as Indenture Trustee or in its individual capacity), that questions the validity or enforceability of this Agreement or any other Operative Document to which Indenture Trustee is or is to become a party or that would, if adversely determined, have a material adverse effect on the ability of Indenture Trustee (as Indenture Trustee or in its individual capacity) to perform its obligations under any Operative Document to which it is a party.

               (v) No Indenture Trustee's Liens.  No Indenture Trustee's Lien
                   ----------------------------
          attributable to Indenture Trustee in its individual capacity is in existence. The execution, delivery and performance by Indenture Trustee of the Operative Documents to which it is a party (as Indenture Trustee or in its individual capacity) will not subject the Indenture Estate, or any portion thereof, to any Indenture Trustee's Liens attributable to Indenture Trustee in its individual capacity.

               (vi) Offer of Interest.  Except as contemplated herein or by the
                    -----------------
          Indentures or Pass Through Trust Agreements, neither Indenture Trustee, nor any person authorized by Indenture Trustee to act on its behalf, has directly or indirectly offered to any person for sale, or solicited offers to buy from any person or otherwise approached or negotiated with any person, with respect to interests in all or any portion of the Properties or any beneficial or other interest in or under the Indenture Estate or any indebtedness secured by any interests in the Properties, including any indebtedness evidenced by the Certificates or Notes, or any securities similar to any of the foregoing, in any case under circumstances which would subject such interest or indebtedness to registration under the Securities Act of 1933, as amended.

               (vii)  No Brokers.  Indenture Trustee has dealt with no broker,
                      ----------
          finder, advisor or other party that could claim a commission, fee or other compensation arising out of the transactions contemplated hereby.

               (viii)  No Default.  If the Operative Documents had been in
                       ----------
          effect immediately prior to the execution of this Agreement, no breach or default would have occurred which would, with the passage of time or giving of notice, or both, constitute a breach or default by Indenture Trustee under the Operative Documents to which Corporate Indenture Trustee is or is to become a party.

          (g) Remainderman Participant represents and warrants as of the date hereof as follows:

                (i)  Due Organization, etc.  Remainderman Participant is a
                     ---------------------
          corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey and has all requisite power and authority to enter into and perform its obligations under each Operative Document to which it is a party.

               (ii) Authorization; No Conflict.  The execution, delivery and
                    ---------------------------
          performance by Remainderman Participant of, the consummation by it of the transactions provided for in, and the compliance by it with all the provisions of, each Operative Document to which it is a party have been duly authorized by all necessary action on its part and neither the execution, delivery and performance thereof, nor the consummation of the transactions contemplated thereby, nor the compliance by it with any of the terms and provisions thereof (A) requires any approval of its stockholders, (B) requires any approval or consent of any trustee or holders of any of its indebtedness or obligations, except for such approvals and consents as have been duly obtained and are in full force and effect, (C) contravenes any current Legal Requirements or Governmental Action applicable to or binding on it, which contravention would materially adversely affect its ability to perform its obligations under the Operative Documents (except that no representation or warranty is made as to the nature of the Properties or any Legal Requirements or Governmental Action pertaining thereto),
          (D) contravenes or results in any breach of or constitutes any default under, or results in the creation of any lien (other than Permitted Liens) upon any of its property under any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, lease, charter, by-laws or other agreement or instrument to which it is a party or by which it or its properties may be bound or affected, which contravention, breach or default would materially adversely affect its ability to perform its obligations under the Operative Documents, or (E) requires any Governmental Action, except for filings and recordings necessary or advisable to perfect the rights of the Landlord, Remainderman Trustee, Indenture Trustee and the Tenant intended to be created by the Operative Documents (except that no representation or warranty is made as to the nature of the Properties or any Governmental Action pertaining thereto).

               (iii)  Enforceability.  Assuming the due authorization, execution
                      ---------------
          and delivery by all other parties to each Operative Document to which Remainderman Participant is a party, each such Operative Document is, respectively, a legal, valid and binding obligation of Remainderman Participant, enforceable against Remainderman Participant in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

               (iv) No Actions Pending.  There is no action, suit or proceeding
                    ------------------
          before any court, governmental body, agency, commission or other tribunal now pending or, to the actual knowledge of any executive officer of Remainderman Participant having oversight of the transactions contemplated by the Operative Documents, threatened against or affecting Remainderman Participant or naming Remainderman Participant as a party, that questions the validity or enforceability of this Agreement or any other Operative Document to which Remainderman Participant is or is to become a party or that would, if adversely determined, have a material adverse effect on the ability of Remainderman Participant to perform its obligations under any Operative Document.

               (v) No Remainderman's Liens.  No Remainderman Lien attributable
                   -----------------------
          to Remainderman Participant is in existence. The execution, delivery and performance by Remainderman Participant of the Operative Documents to which it is or is to become a party will not subject the Trust Estate, the Indenture Estate, the Properties or any portion of any thereof to any Remainderman Liens attributable to Remainderman Participant.

               (vi) Offer of Interest.  Except as contemplated herein or by the
                    -----------------
          Indentures or Pass Through Trust Agreements, neither Remainderman Participant, nor any person authorized by Remainderman Participant to act on its behalf, has directly or indirectly offered to any person for sale, or solicited offers to buy from any person or otherwise approached or negotiated with any person, with respect to interests in all or any portion of the Properties or any beneficial or other interest in or under the Remainderman Trust Agreement or any indebtedness secured by any interests in the Properties, including any indebtedness evidenced by the Certificates or Notes, or any securities similar to any of the foregoing, in any case under circumstances which would subject such interest or indebtedness to registration under the Securities Act of 1933, as amended.

               (vii)  No Brokers.  Remainderman Participant has dealt with no
                      ----------
          broker, finder, advisor or other party that could claim a commission, fee or other compensation arising out of the transactions contemplated hereby.

               (viii)  No Default.  If the Operative Documents had been in
                       ----------
          effect immediately prior to the execution of this Agreement, no breach or default would have occurred which would, with the passage of time or giving of notice, or both, constitute a breach or default by Remainderman Participant under the Operative Documents to which Remainderman Participant is or is to become a party.

               (ix) ERISA.  Remainderman Participant is not acquiring its
                    -----
          interest in the Remainder Trust Estate with the assets of any "employee benefit plan" (or its related trust) as defined in Section 3(3) of ERISA or with the assets of any "plan" (or its related trust) as defined in Section 4975(e)(1) of the Code or any entity that is deemed to hold "plan assets" within the meaning of 29 C.F.R.
          (S)(S)2510.3-101 of any employee benefit plan or plan.

          (h) Corporate Remainderman Trustee, in its individual capacity and as Remainderman Trustee, represents and warrants as of the date hereof as follows:

               (i) Due Organization, etc.  Corporate Remainderman Trustee is a
                   ---------------------
          national banking association duly organized, validly existing and in good standing under the laws of the United States and has the corporate power and authority to enter into and perform its obligations under the Operative Documents to which it is a party.

               (ii) Authorization; No Conflict.  The execution, delivery and
                    --------------------------
          performance by Corporate Remainderman Trustee of, the consummation by it of the transactions provided for in, and the compliance by it with all of the provisions of each Operative Document to which it is a party (as Remainderman Trustee or in its individual capacity) have been duly authorized by all necessary action on its part and neither the execution, delivery and performance thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof, (A) requires any approval of its stockholders, (B) requires any approval or consent of any trustee or holders of any of its indebtedness or obligations, except for such approvals and consents as have been duly obtained and are in full force and effect, (C) contravenes any current Legal Requirement of the State of Utah or the United States governing its banking or trust powers applicable to or binding on it or any Governmental Action, which contravention would materially adversely affect its ability to perform its obligations under the Operative Documents, (D) contravenes or results in any breach of or constitutes any default under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, lease, charter, by-laws or other agreement or instrument to which it is a party, or by which it or its properties may be bound or affected, which contravention, breach or default would materially adversely affect its ability to perform its obligations under the Operative Documents or (E) requires any Governmental Action of the State of Utah or the United States governing its banking or trust powers.

               (iii)  Enforceability.  Assuming the due authorization, execution
                      ---------------
          and delivery by all other parties to each Operative Document to which Corporate Remainderman Trustee is a party (as Remainderman Trustee or in its individual capacity, as the case may be), each such Operative Document is, respectively, a legal, valid and binding obligation of Corporate Remainderman Trustee (as Remainderman Trustee or in its individual capacity, as the case may be), enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors rights and to general equity principles.

               (iv) No Action Pending.  There is no action, suit or proceeding
                    -----------------
          before any court, governmental body, agency, commission or other tribunal now pending or, to the actual knowledge of Corporate Remainderman Trustee, threatened against or affecting Corporate Remainderman Trustee or naming Corporate Remainderman Trustee as a party (in each such case, as Remainderman Trustee or in its individual capacity), that questions the validity or enforceability of this Agreement or any other Operative Document to which Corporate Remainderman Trustee is or is to become a party or that would, if adversely determined, have a material adverse effect on the ability of Corporate Remainderman Trustee (as Remainderman Trustee or in its individual capacity) to perform its obligations under any Operative Document to which it is a party.

               (v) No Remainderman Liens.  No Remainderman Lien attributable to
                   ---------------------
          Corporate Remainderman Trustee in its individual capacity is in existence. The execution, delivery and performance by Corporate Remainderman Trustee of the Operative Documents to which it is a party (as Remainderman Trustee or in its individual capacity) will not subject the Indenture Estate, or any portion thereof, to any Remainderman Liens attributable to

          Corporate Remainderman Trustee in its individual capacity.

               (vi) Offer of Interest.  Except as contemplated herein or by the
                    -----------------
          Indentures or Pass Through Trust Agreements, neither Corporate Remainderman Trustee, nor any person authorized by Corporate Remainderman Trustee to act on its behalf, has directly or indirectly offered to any person for sale, or solicited offers to buy from any person or otherwise approached or negotiated with any person, with respect to interests in all or any portion of the Properties or any beneficial or other interest in or under the Remainderman Trust Agreement or any indebtedness secured by any interests in the Properties, including any indebtedness evidenced by the Certificates or Notes, or any securities similar to any of the foregoing, in any case under circumstances which would subject such interest or indebtedness to registration under the Securities Act of 1933, as amended.

               (vii)  No Brokers.  Corporate Remainderman Trustee has dealt with
                      ----------
          no broker, finder, advisor or other party that could claim a commission, fee or other compensation arising out of the transactions contemplated hereby.

               (viii)  No Default.  Corporate Remainderman Trustee is not in
                       ----------
          breach of or default under the Remainderman Trust Agreement. If the Operative Documents had been in effect immediately prior to the execution of this Agreement, no breach or default would have occurred which would, with the passage of time or giving of notice, or both, constitute a breach or default under the Operative Documents to which Corporate Remainderman Trustee is or is to become a party.

     [(i) Individual Remainderman Trustee, in his individual capacity, represents and warrants as of the date hereof as follows:

               (i) Individual Remainderman Trustee has the power, authority and capacity to enter into and perform his obligations under the Remainderman Trust Agreement and the other Operative Documents to which he is a party.

               (ii) Offer of Interest.  Except as contemplated herein or by the
                    -----------------
          Indentures or Pass Through Trust Agreements, neither Individual Remainderman Trustee, nor any person authorized by Individual Remainderman Trustee to act on his behalf, has directly or indirectly offered to any person for sale, or solicited offers to buy from any person or otherwise approached or negotiated with any person, with respect to interests in all or any portion of the Properties or any beneficial or other interest in or under the Remainderman Trust Agreement or any indebtedness secured by any interests in the Properties, including any indebtedness evidenced by the Certificates or Notes, or any securities similar to any of the foregoing, in any case under circumstances which would subject such interest or indebtedness to registration under the Securities Act of 1933, as amended.

               (iii)  No Brokers.  Individual Remainderman Trustee has dealt
                      ----------
          with no broker, finder, advisor or other party that could claim a commission, fee or other compensation arising out of the transactions contemplated hereby.

               (iv)  No Default.  Individual Remainderman Trustee is not in
                     ----------
          breach of or default under the Remainderman Trust Agreement. If the Operative Documents had been in effect immediately prior to the execution of this Agreement, no Indenture Event of Default would have occurred and be continuing, and no event or condition has occurred which would, with the passage of time or giving of notice, or both, constitute an Indenture Event of Default.

               (v) No Remainderman Liens.  No Remainderman Lien attributable to
                   ---------------------
          Individual Remainderman Trustee is in existence. The execution, delivery and performance by Individual Remainderman Trustee of the Operative Documents to which he is a party (as Individual Remainderman Trustee or in his individual capacity) will not subject the Indenture Estate, or any portion thereof, to any Remainderman Liens.

               (vi)  No Action Pending.  There is no action, suit or proceeding
                     -----------------
          before any court, governmental body, agency, commission or other tribunal now pending or, to the actual knowledge of Individual Remainderman Trustee, threatened against or affecting Individual Remainderman Trustee or naming Individual Remainderman Trustee as a party, the probable outcome of which would materially impair the ability of Individual Remainderman Trustee to perform his obligations under the Remainder Trust Agreement.]

          (j) Pass Through Trustee, in its individual capacity (except as to paragraph (ix) below) and as Pass Through Trustee, represents and warrants as of the date hereof as follows:

               (i) Due Organization, etc.  Pass Through Trustee is a national
                   ---------------------
          banking association duly organized, validly existing and in good standing under the laws of the

          United States of America and has the corporate power and authority to enter into and perform its obligations under the Operative Documents to which it is a party.

               (ii) Authorization; No Conflict.  The execution, delivery and
                    ---------------------------
          performance by Pass Through Trustee of, the consummation by it of the transactions provided for in, and the compliance by it with all of the provisions of, each Operative Document to which it is a party (as Pass Through Trustee or in its individual capacity) have been duly authorized by all necessary action on its part and neither the execution, delivery and performance thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof (A) requires any approval of its stockholders, (B) requires approval or consent of any trustee or holders of any of its indebtedness or obligations, except for such approvals and consents as have been duly obtained and are in full force and effect, (C) contravenes any current Legal Requirement or Governmental Action of the United States or the State of Connecticut governing its banking and trust powers applicable to or binding on it, which contravention would materially adversely affect its ability to perform its obligations under the Operative Documents, (D) contravenes or results in any breach of or constitutes any default under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, lease, charter, by-laws or other agreement or instrument to which it is a party or, by which it or its properties may be bound or affected, which contravention, breach or default would materially adversely affect its ability to perform its obligations under the Operative Documents or (E) requires any Governmental Action of the United States or the State of Connecticut governing its banking and trust powers, except for filings and recordings necessary or advisable to perfect the rights of the Landlord, Remainderman Trustee, Indenture Trustee, Pass Through Trustee and the Tenant intended to be created by the Operative Documents.

               (iii)  Enforceability.  Assuming the due authorization, execution
                      --------------
          and delivery by the other parties to each Operative Document to which Pass Through Trustee is a party (as Pass Through Trustee or in its individual capacity, as the case may be), each such Operative Document is, respectively, a legal, valid and binding obligation of Pass Through Trustee (as Pass Through Trustee or in its individual capacity, as the case may be), enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

               (iv) No Actions Pending.  There is no action, suit or proceeding
                    ------------------
          before any court, governmental body, agency, commission or other tribunal now pending or, to Pass Through Trustee's actual knowledge, threatened in writing against Pass Through Trustee or naming Pass Through Trustee as a party (in each such case, as Pass Through Trustee or in its individual capacity), that questions the validity or enforceability of this Agreement or any other Operative Document to which Pass Through Trustee is or is to become a party or that would, if adversely determined, have a material adverse effect on the ability of Pass Through Trustee (as Pass Through Trustee or in its individual capacity) to perform its obligations under any Operative Document to which it is a party.

               (v) No Pass Through Trustee Liens.  No Pass Through Trustee Lien
                   -----------------------------
          attributable to Pass Through Trustee in its individual capacity is in existence. The execution, delivery and performance by Pass Through Trustee of the Operative Documents to which it is a party (as Pass Through Trustee or in its individual capacity) will not subject the Indenture Estate, or any portion thereof, to any Pass Through Trustee Liens attributable to Pass Through Trustee in its individual capacity.

               (vi) Offer of Interest.  Except as contemplated herein or by the
                    -----------------
          Indentures or Pass Through Trust Agreements, neither Pass Through Trustee, nor any person authorized by Pass Through Trustee to act on its behalf, has directly or indirectly offered to any person for sale, or solicited offers to buy from any person or otherwise approached or negotiated with any person, with respect to interests in all or any portion of the Properties or any beneficial or other interest in or under the Pass Through Trust Agreements or any indebtedness secured by any interests in the Properties, including any indebtedness evidenced by the Certificates or Notes, or any securities similar to any of the foregoing, in any case under circumstances which would subject such interest or indebtedness to registration under the Securities Act of 1933, as amended.

               (vii)  No Brokers.  Pass Through Trustee has dealt with no
                      ----------
          broker, finder, advisor or other party that could claim a commission, fee or other compensation arising out of the transactions contemplated hereby.

                (viii)  No Default.  If the Operative Documents had been in
                        ----------
          effect immediately prior to the execution of this Agreement, no breach or default would have occurred which would, with the passage of time or giving of notice, or both, constitute a breach or default by Pass Through Trustee under the Operative Documents to which Pass Through Trustee is or is to become a party.

               (ix) Purchase.  Pass Through Trustee is purchasing the Notes for
                    --------
          the purposes contemplated by the Operative Documents and not with a view to the transfer or distribution of any Notes to any other Person, except as contemplated by the Operative Documents.

     15.  Notices.  (a) Any notice, demand, request, approval, revocation,
          -------
confirmation, election, consent, waiver or other communication hereunder (a "notice") must be in writing and must be given by hand delivery or by a
 ------
nationally recognized overnight courier or by mailing the same by registered or certified mail, return receipt requested, addressed to the respective parties at their addresses above set forth. Copies of all notices to Landlord hereunder shall also be sent to Owner Participant at its address set forth above. Copies of all notices to Remainderman Trustee hereunder shall also be sent to Remainderman Participant at its address set forth above. Any party may designate by notice, in writing given in the manner herein specified, a new or other address to which a notice shall thereafter be so given. All notices shall be deemed given when received. The inability to make delivery because of changed address of which no notice was given, or rejection or refusal to accept any notice offered for delivery shall be deemed to be receipt of the notice as of the date of attempted delivery.

          (b) Promptly after the execution by Owner Trustee of any amendment to the Trust Agreement or by Remainderman Trustee of any amendment to the Remainderman Trust Agreement, Owner Trustee or Remainderman Trustee, as the case may be, shall send conformed copies thereof (i) to Tenant, (ii) to Indenture Trustee, if the lien of the Indenture has not been discharged in accordance with the terms thereof, and (iii) to Owner Participant.

     16.  Severability: Binding Effect.
          ----------------------------

          (a) Each provision of this Agreement shall be separate and independent and the breach of any such provision by any party hereto shall not discharge or relieve any other party from any of such other party's obligations hereunder. Each provision of this Agreement shall be valid and shall be enforceable to the extent not prohibited by law. If any provision hereof or the application thereof to any Person or circumstance shall to any extent be invalid or unenforceable, the remaining provisions hereof, or the application of such provision to Persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby. To the extent permitted by applicable law, the parties hereto waive any provision thereof that renders any term or provision hereof invalid or unenforceable in any respect.

          (b) Except as otherwise expressly provided herein, all provisions contained in this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the successors, legal representatives and permitted assigns of the parties hereto to the same extent as if each such successor, legal representative and permitted assign were named as a party hereto.

          (c) This Agreement may not be modified or terminated except by a writing signed by the party to be charged.

          (d) This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York (other than the conflict of laws rules thereof), except to the extent that the jurisdiction in which a given Property is located requires that the laws of that jurisdiction be applied to this Agreement, in which case and to such extent, this Agreement shall be governed by and construed in accordance with the laws of such jurisdiction.

          (e) If any right or option provided in this Agreement would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule of law relating to the vesting of an interest in or the suspension of the power of alienation of property, then such right or option shall be exercisable only during the period which shall end 21 years after the date of death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador to the Court of St. James, alive on the date of the execution, acknowledgment and delivery of this Agreement.

          (f) Notwithstanding anything to the contrary contained in this Agreement, no default by Owner Participant or Landlord hereunder shall in any way adversely affect the rights accorded to the Indenture Trustee pursuant to
Article 49 of the Lease.

     17.  Indenture.  Notwithstanding anything to the contrary contained in the
          ---------
Indenture, the provisions of this Section 17 shall control certain rights and obligations of the parties thereto with respect to matters covered by the Indenture and this Section 17.

          (a) Each of Landlord and Indenture Trustee agrees, for the benefit of Tenant and Owner Participant, (i) to comply with the provisions of the Indenture, (ii) not to waive any provision of the Indenture requiring Tenant's consent thereunder, and (iii) not to amend, supplement, waive or otherwise modify any provision of the

Indenture in such a manner as to adversely affect the rights or increase the obligations of any such party without the prior written consent of such party.

          (b) Each of Tenant, Landlord and Indenture Trustee agrees, for the benefit of the Indenture Trustee and the holders of the Notes from time to time, that payment of all amounts payable hereunder or under the Leases and comprising part of the applicable Indenture Estate shall, so long as any Notes issued under such Indenture remain outstanding, be paid directly to Indenture Trustee, for distribution in accordance with the terms of the Indenture.

          (c) Tenant shall be entitled to receive copies of all notices, requests, demands, approvals, authorizations, directions, consents, waivers or documents provided or permitted by the Indenture, including, but not limited to, copies of any proposed and final supplemental indentures entered into pursuant to Article 11 of the Indenture.

     18.  Payment of Expenses.  (a) Tenant covenants and agrees that, unless
          -------------------
payment thereof is governed by a specific provision of an Operative Document, it shall pay on an After-Tax Basis all reasonable out-of-pocket expenses, including reasonable attorneys' fees, incurred by Owner Participant, Landlord, Owner Trustee (and any co-trustee or separate trustee), Remainderman Participant, Remainderman Trustee, Pass Through Trustee or Indenture Trustee in connection with (i) the entering into or giving or withholding of any proposed amendment, modification, supplement, waiver, termination, approval or consent requested by Tenant or (ii) any Event of Loss or any redemption, prepayment, refinancing or exchange of the Notes by Tenant, at Tenant's request or attributable to the events specified in Section 3 of this Agreement or Articles 9, lO, 13, 14, 15, 21, 39, 40 and 41 of each Lease, as the case may be; provided, however, that Tenant shall not be obligated to pay any such expenses to the extent that they relate to or arise out of any of the circumstances described in Section 23(b) below with respect to such party.

          (b) Tenant further covenants and agrees to pay, as Additional Rent, the ordinary and extraordinary fees and expenses of Remainderman Trustee, but not including fees and expenses incurred as a result of Remainderman Participant's or Remainderman Trustee's breach of its obligations under the Operative Documents (except to the extent caused by Tenant's default under the Lease or under any other Operative Document).

     19.  Termination or Revocation of Trust Under Trust Agreement.  (a) Without
          --------------------------------------------------------
prejudice to any right under the Trust Agreement of the Owner Trustees (in their individual capacities) to resign, or of Owner Participant under the Trust Agreement to remove the Owner

Trustees (in their individual capacities), subject in each case to the requirement that such resignation shall not be effective unless and until a successor trustee shall have been appointed and shall have accepted such appointment, each of Owner Participant and Owner Trustees as to itself hereby irrevocably and unconditionally agrees (i) with Tenant that prior to the expiration or earlier termination of all related Leases it will not terminate or revoke the trust created by the Trust Agreement and (ii) with Indenture Trustee, that prior to the payment in full of the Notes and discharge of the related Indentures, in accordance with the terms thereof, it will not terminate or revoke the trust created by the Trust Agreement.

          (b) Without prejudice to any right under the Remainderman Trust Agreement of the Remainderman Trustees (in their individual capacities) to resign, or of Remainderman Participant under the Remainderman Trust Agreement to remove the Remainderman Trustees (in their individual capacities), subject in each case to the requirement that such resignation shall not be effective unless and until a successor trustee shall have been appointed and shall have accepted such appointment, each of Remainderman Participant and Remainderman Trustees hereby irrevocably and unconditionally agrees with Tenant, Owner Participant, Owner Trustee and Indenture Trustee that each will not terminate or revoke the trust created by the Remainderman Trust Agreement.

     20.  Exchange of Obligations of Landlord by the Tenant.  Upon the
          -------------------------------------------------
conditions and as more fully provided in Article VII of the Indenture, each of Owner Trustee, Owner Participant, Remainderman Participant, Remainderman Trustee, Pass Through Trustee and Indenture Trustee agree that if any Lease is terminated pursuant to Article 39 thereof and the related Landlord Interest is transferred to Tenant, or if any Owner Participant Interest or the Landlord Interest is purchased by Tenant in accordance with Section 3(e) hereof, Tenant may elect to exchange new secured, full recourse securities of Tenant for the related Notes by giving notice of such exchange to each such party and, upon satisfaction of the conditions precedent to such exchanges set forth in the related Indenture, each such party will execute and deliver appropriate documentation reasonably satisfactory in form and substance to each of the parties (i) releasing Owner Trustee and Owner Participant from all obligations with respect to such Notes and the Properties, or obligations under such Notes and the related Supplemental Indentures; (ii) to the extent provided in the Indenture, releasing the security interest in the Properties; and (iii) taking all such other actions as are reasonably necessary to permit such exchange by Tenant and that do not materially adversely affect Remainderman Trustee, Remainderman Participant, Owner Trustee or Owner Participant.

     21.  Interim Interest Payments.  Owner Participant hereby agrees with
          -------------------------
Tenant, and only with Tenant, that it will have the right (but not the obligation) to pay or cause to be paid to the Owner Trustee, for immediate transfer to the Indenture Trustee, the amount identified as Special Additional Rent set forth on Schedule ___ of each Lease on the date set forth on such schedule, each such payment to be made on or before 11:00 a.m., New York time, on such date and to be applied by the Indenture Trustee to the payment of interest due and payable on the Notes on such date pursuant to the provisions of the Indenture. Tenant agrees to give Owner Participant written notice not more than 10 and not less than 5 Business Days prior to the date such payment is due of the due date and the amount to be so paid. Upon receipt of such notice, Owner Participant agrees to cause Owner Trustee to give Tenant notice by 11:00 a.m. on the date two (2) Business Days prior to such due date if Owner Participant has elected not to exercise its right to make such payment when due. Owner Participant hereby agrees with Tenant and only with Tenant, and not for the benefit of any other party to this Agreement, to the terms and conditions set forth in Article 3(b) of the Leases.

     22.  Basic Rental Adjustments After Closing.
          --------------------------------------

          (a) If (i) there shall be a tax law change (including a change in Code or applicable regulations) enacted or promulgated prior to Closing or if a tax law change shall have been proposed the relevant provisions of which have been specifically identified in a notice delivered by Owner Participant to Tenant prior to Closing and the identified provisions or provisions substantially comparable to such provisions are enacted or promulgated in final form after Closing, or (ii) the Transaction Expenses paid by the Owner Trustee or Owner Participant pursuant to Section 32 hereof shall exceed the Transaction Expense Cap, Basic Rent and Termination Value under the Lease for the affected Property or Properties will be adjusted up or down ("Rental Adjustment").
                                            -----------------

          (b) Any Rental Adjustment shall be based on the same calculation methods and Pricing Assumptions (as set forth on Exhibit D attached hereto) (including the income tax assumptions and such other assumptions) as were used initially by Landlord and Tenant in determining Basic Rent and Termination Value for such Property (except and only to the extent any such assumption is required to be changed by virtue of the event giving rise to the Rental Adjustment, any event giving rise to any prior adjustments or any tax indemnity payments by Tenant). Any such adjustment (i) shall preserve Owner Participant's Economics (as hereinafter defined) that would have been realized had the event causing the Rental Adjustment not occurred, and to the greatest extent possible, shall minimize average annual Basic Rent payments and be subject to the preservation of Tenant's off-balance sheet treatment and (ii) shall (A) satisfy the tests of Sections 4.02(5), 4.07(1) and 4.07(2) of Revenue Procedure 75-28, 1975-1 C.B.
752 and any successor or supplemental procedure or provision relating thereto and (B) be made in a manner designed to comply with Section 467 of the Code and 4.08(2) of Revenue Procedure 75-28 and any successor or supplemental provisions of federal tax law and any regulations thereunder. All such adjustments shall be submitted by Owner Participant to Tenant promptly after the event causing such adjustment and shall be immediately effective, provided that all adjustments to Termination Value shall be retroactive to the date of the event giving rise to the adjustment.

          (c) When any Rental Adjustment required to be made pursuant hereto is submitted to Tenant, Owner Participant shall confirm in a writing, executed by one of its authorized officers, to Tenant that the assumptions, methods and computations employed in the applicable initial calculations of Basic Rent and Termination Value for such Property were used in calculating such adjustment and that such adjustment was made in compliance with the applicable provisions of this Section. If requested by Tenant, such determination shall be verified by an independent and nationally recognized accounting firm agreed upon by Tenant and Owner Participant and which is not then engaged by either of them as its auditor, which review and verification shall determine whether Owner Participant's computations are mathematically accurate and are properly based on the methodology and assumptions required hereunder. If such accounting firm determines that Owner Participant's Rental Adjustments are incorrect, then after taking into account any underpayment or overpayment resulting from the earlier effectiveness of the original adjustment calculated by Owner Participant such accounting firm shall determine the correct adjustments, and such determination shall be final and binding in the absence of manifest error and shall be immediately effective, provided that the adjustment of Termination Value shall be retroactive to the date of the event giving rise to the original adjustment. The cost of any such determination by such accounting firm shall be borne by Tenant unless the determination results in a reduction in the present value of the Basic Rent (discounted semiannually using the per annum discount rate specified in the Pricing Assumptions attached as Exhibit D (the "Discount
                                                                 --------
Rate")) by ten basis points or more from the amount proposed by Owner
- ----
Participant, in which case the costs of determination shall be borne by Owner Participant. Owner Participant shall make available to such accounting firm, and not to Tenant, on a satisfactory confidential basis such information as may be required by them to verify and determine the computations pursuant hereto provided, however, in no event shall Owner Participant be required to disclose its tax returns or any records related thereto to such accounting firm, Tenant or any other Person in connection with such verification procedure or otherwise. Tenant and Owner Participant agree that the sole responsibility of the independent accounting firm shall be to verify and determine the calculation of a Rental Adjustment hereunder and that matters of interpretation of this

Agreement or the Leases are outside the scope of the independent accounting firm's responsibility.

          (d) "Owner Participant's Economics" shall mean Owner Participant's
               -----------------------------
nominal after-tax yield, total after-tax cash flow and (i) annual FASB after-tax lease income for the first five years or (ii) after the first five years, annual FASB after-tax lease income plus or minus five percent utilizing the multiple investment sinking fund method of analysis computed on the basis of the same methodology and assumptions as were utilized in Owner Participant's original calculation of Basic Rent and Termination Value.

Notwithstanding any of the foregoing, Owner Participant shall have the right to reoptimize Basic Rent immediately subsequent to any adjustment made pursuant to this Section 22, provided that the average annual Basic Rent with respect to all
                 --------
Leases shall not be increased and provided further, that for each Rent Payment Date, the sum of the present value of all Basic Rent payable on or prior to such date (other than Basic Rent payable in advance on such date) plus the present value of the corresponding Termination Values payable on such date shall not be increased. All present value calculations shall be computed using the Discount Rate.

     23.  General Indemnity.  (a) Tenant agrees, whether or not any of the
          -----------------
transactions contemplated by this Agreement, the Purchase Agreement, Leases, Trust Agreement and Indentures ("Sale and Leaseback Documents") and the other
                                 ----------------------------
Operative Documents shall be consummated, to assume liability for, and to indemnify, protect, defend, save and keep harmless each Indemnitee on an After-Tax Basis, from and against, any and all Claims that may be imposed on, incurred by or asserted against any Indemnitee, whether or not such Indemnitee shall also be indemnified as to any such Claim by any other person and whether or not such Claim arises or accrues prior to the date of this Agreement, arising out of, in any way relating to, resulting from or in connection with, in each case, directly or indirectly, any one or more of the following:

               (i) any of the Properties or the acquisition, ownership, operation, possession, use, non-use, improvement, rental, leasing, subleasing, inspection, transfer of title, sale, attempted sale, return, disposition, reconveyance, repair or maintenance of, construction, design, purchase, acceptance, rejection, modification, reconstruction, restoration, substitution, financing or refinancing pursuant to the Indenture, alteration, addition, demolition, replacement, non-acceptance, or condition of any Property or the granting of easements, licenses, or any similar rights with respect to, or any dedication, condemnation, or taking of or with respect to, all or any part of, or interest in any Property or any Lease (including any property substituted for any such Property pursuant to the Lease relating to such substituted property and any Property for which a property is substituted pursuant to the applicable Lease) (including, without limitation, (A) injury or death of any Person or loss of or damage to any Property, (B) latent or other defects, whether or not discoverable, (C) any Claim arising out of the performance of any labor or services or the furnishing of any materials or other property in respect of the Properties or any part thereof, (D) any Claim arising out of any negligence or tortious act on the part of Tenant or any of its agents, contractors, sublessees, licensees or invitees and
          (E) any Claim arising out of any work in connection with any Property or any alterations, changes, modifications, new construction or demolition of the Properties);

               (ii) a Release, a violation or alleged violation of or noncompliance or alleged non-compliance with any Environmental Law, the presence of any Hazardous Material, any Environmental Claim, or any other loss of or damage or injury to any property, Person or the environment (including without limitation air, water vapor, surface water, ground water, drinking water, land (including surface and subsurface), plant, aquatic and animal life) relating to or arising in connection with any Property, (including, without limitation, all costs and expenses associated with remediation, response, removal, containment, restoration, corrective action, financial assurance, environmental liens, natural resource damages and the protection of wildlife, aquatic species, vegetation, flora and fauna, and any mitigative action required under applicable Environmental Laws);

               (iii) This Agreement or any other Operative Document, the Underwriting Agreement or any transactions contemplated thereby;

               (iv) any act or omission (whether negligent or otherwise) or any breach of, or failure to perform or observe, or any other noncompliance with, any covenant, condition or agreement to be performed by, or other obligation of, Tenant or its Affiliates in any of the Operative Documents, or the falsity of any representation or warranty of Tenant or its Affiliates in any of the Operative Documents or any misstatement or omission or alleged misstatement or alleged omission in any prospectus delivered or required to be delivered in connection therewith, other than representations and warranties in the Tax Indemnification Agreement;

               (v) any violation of law, rule, regulation or order by Tenant or any Affiliate of Tenant or any of their respective agents, officers, directors or employees;

               (vi) the offer, issue, sale, purchase or delivery of any Notes or Certificates or any similar interest or the Owner Participant Interest in the Trust Estate (other than, with respect to the Owner Participant Interest, by Owner Participant after the Closing Date unless required by Section 3 hereof);

               (vii) the imposition of any lien on the Properties other than Permitted Liens;

               (viii) Claims attributable to a sale, assignment or transfer by Landlord to Tenant pursuant to Article 14, 15, 39, 40 and 41 of the Lease or to any other Person pursuant to Article 13, 21 and 39 of the Lease; or

               (ix) the costs of enforcement of the terms of any Operative Documents or any other agreement relating to the transactions contemplated therein or any agreement, restriction, Legal Requirement or Governmental Action affecting the Properties or any part thereof.

          (b) Tenant shall not be required to indemnify an Indemnitee under this
Section 23 for or in respect of any of the following:

               (i)  with respect to an Indemnitee,

                    (A) any Claim to the extent attributable to the gross negligence or willful misconduct of such Indemnitee;

                    (B) any Claim attributable to a transfer by such Indemnitee of any Property or any interest therein, or, with respect to Owner Participant, any transfer of its Owner Participant Interest, other than (x) any transfer of a Property or any interest therein while a Material Default or Event of Default shall have occurred and be continuing under the Lease,
               (y) any transfer to the holder of a Fee Mortgage or any Successor Landlord as a result of the exercise of remedies under such Fee Mortgage or (z) any Claim attributable to a transfer of any Property or any interest therein under Articles 13, 14, 15, 21, 39, 40 or 41 of the Lease or Section 3 of this Agreement;

               (i) any fee, cost or expense expressly provided under the Operative Documents to be paid or borne by any Indemnitee to the extent that such Indemnitee shall have expressly agreed in the Operative Documents to bear such fee, cost or expense without right of reimbursement or indemnity under the Operative Documents;

               (ii) any Claim in respect of any Indemnified Taxes or Property Assessments, other than any payment necessary to make payments under this Section 23 on an After-Tax Basis;

               (iii) any Claim (A) to the extent attributable to acts, events or circumstances which first occur after the later of (x) the expiration or earlier termination of the applicable Lease and (y) Tenant's actual surrender or return of possession of the applicable Property in accordance with the applicable Lease and (B) that is not attributable to and does not arise from any act, event or circumstance occurring on or before the later to occur of (x) and (y), provided,
                                                                    --------
          that nothing in clause (x) shall be deemed to exclude or limit any Claim that any Indemnitee may have under applicable law by reason of an Event of Default or for damages for breach of any of Tenant's covenants contained in the Operative Documents to which it is a party that expressly provide for performance after termination or expiration of the Lease;

               (iv) any Claim attributable to a breach by any Indemnitee of its representations or warranties set forth in the Operative Documents to which it is a party or from a breach of fiduciary duty under an Operative Document by such Indemnitee;

               (v) the failure of such Indemnitee to perform or observe any covenant or agreement on its part (including, without limitation, the obligation to remove Lessor Liens, Remainderman Liens, Owner Trustee Liens, Pass Through Trustee Liens or Indenture Trustee's Liens) required to be performed or observed in this Agreement or any of the other Operative Documents;

               (vi) any Claim of an Indemnitee relating to or arising from the inaccuracy, incompleteness or misleading nature of any statement or representation included in any registration statement issued in connection with any of an offer, sale or disposition of any Notes, Certificates or similar interest, which statement or representation is based on written information supplied or made available by such Indemnitee specifically for inclusion in such registration statement;

               (vii) any Indenture Event of Default caused by Owner Participant; and

               (viii) any Claim arising out of or related to a refinancing of the Properties by Owner Participant or Owner Trustee after payment in full of the Notes.

Notwithstanding anything in this Section 23 to the contrary, Tenant shall indemnify Owner Participant and its Affiliates for any Claim arising under ERISA with respect to the purchase, sale, holding or transfer of the Notes or Certificates.

          (c) With respect to any amount that Tenant is requested by an Indemnitee to pay by reason of this Section 23, such Indemnitee shall (subject to entering into a mutually satisfactory confidentiality agreement, if reasonably requested by Tenant or such Indemnitee), at Tenant's expense, submit such information or additional information and/or documentation not within the control of Tenant and that is reasonably available to such Indemnitee to Tenant as Tenant may reasonably request.

          (d) (i) If Tenant shall obtain knowledge of any Claim indemnified against under this Section 23, Tenant shall give prompt notice thereof to the appropriate Indemnitee (or Indemnitees), and if any Indemnitee shall obtain actual knowledge of any Claim indemnified under this Section 23, such Indemnitee shall give prompt notice thereof to Tenant and any other affected Indemnitees, provided that failure to so notify Tenant shall not release Tenant from any of its obligations to indemnify such Indemnitee hereunder except to the extent that Tenant shall demonstrate that such failure precludes Tenant from contesting such Claim hereunder or such failure materially increases the amount of such Claim in which event Tenant shall be relieved only to the extent of such increase.

               (ii) In case any action, suit or proceeding shall be brought against any Indemnitee, such Indemnitee shall notify Tenant in writing of the commencement thereof.

                    (A) In the case of any action, suit or proceeding with respect to which Tenant (as opposed to Indemnitee) receives notice, or if requested by Tenant, within 60 days after receipt by Tenant of the required notice with respect to the action, suit or proceeding that is the subject of the Claim, Indemnitee shall, except in the case of an action, suit or proceeding described in subsection (B) below, permit the Tenant to control any such action, suit or proceeding with counsel reasonably acceptable to Indemnitee. The Indemnitee may participate, in a reasonable manner at its own expense and with its own counsel, but shall not control any action, suit or proceeding conducted by the Tenant in accordance with this subsection.

                    (B) Tenant shall not be entitled to assume and control the defense of any action, suit or proceeding (unless Indemnitee shall request Tenant to assume such control) if (1) Tenant has not acknowledged that in the event of an adverse result, Tenant is required to indemnify the Indemnitee to the extent required by Section 23, (2) a Material Default or Event of Default with respect to the Property giving rise to the Claim has occurred and is continuing, (3) the Indemnitee can demonstrate to the reasonable satisfaction of Tenant that there is a reasonable possibility that any such action, suit or proceeding with respect to such Claim would, if determined adversely to such Indemnitee, have a material adverse impact on the business of such Indemnitee and such adverse determination is a reasonable possibility, or involves the potential imposition of criminal liability on such Indemnitee or there exists a conflict of interest such that it is advisable for such Indemnitee to retain control of such proceeding, (4) such defense would at any time involve any material risk of the sale, forfeiture or loss of use, or the creation of any lien (other than Permitted Liens) on the Properties, unless Tenant shall have posted a bond or other security reasonably satisfactory to Owner Participant and such Indemnitee with respect to such risk or (5) in the case of Owner Participant or Remainderman Participant, Owner Participant or Remainderman Participant can demonstrate to the reasonable satisfaction of Tenant that there is a reasonable possibility that the amounts or issues involved if the Claim is adversely determined to Owner Participant or Remainderman Participant would have a material adverse affect on its business (or the business of Owner Participant Parent or the parent of Remainderman Participant) other than the ownership, leasing or financing of the Properties and such adverse determination is a reasonable possibility, provided that, in the case of this clause (5), if the amounts
          --------
          involved, in the good faith opinion of Tenant, are also likely to have a material adverse affect on the Tenant's business other than the leasing, operation and maintenance of the Properties, Tenant shall be entitled to mutually share control and responsibility with Owner Participant or Remainderman Participant for defense of such Claim; provided, that if this clause (5) applies to both Owner Participant and Remainderman Participant, Owner Participant shall control the Claim and Remainderman

          Participant shall be entitled to engage separate counsel, at Tenant's expense, to represent Remainderman Participant's interests in such Claim. In the case of any such action, suit or proceeding described in the preceding sentence, the Indemnitee will be entitled to assume and take control of the defense thereof at Tenant's expense and on an After-Tax Basis (including the payment of reasonable attorneys' fees and expenses incurred) and Indemnitee shall itself contest in good faith (including, without limitation, by pursuit of appeals and administrative procedures) the validity, applicability or amount of any such Claim in such action, suit or proceeding. Tenant may participate in a reasonable manner at its own expense and with its own counsel, but shall not control any action, suit or proceeding conducted by any Indemnitee in accordance with this subsection.

               (C) In the case of any action, suit or proceeding described in subsection (A) or (B) above, Indemnitee and Tenant shall fully cooperate and shall supply one another with such information and documents (to the extent not adverse to Indemnitee's defense in (B)) as may be reasonably requested by the party in control to fully and effectively prosecute and conduct such action, suit or proceeding.

          (e) As long as no Material Default or Event of Default has occurred and is continuing, no Indemnitee shall enter into any settlement or other compromise with respect to any Claim which it asserts is entitled to be indemnified under this Section 23 without the prior written consent of Tenant, which consent shall not be unreasonably withheld, unless such Indemnitee waives its right to be indemnified under this Section 23 with respect to such Claim.

          (f) Any amount payable to an Indemnitee pursuant to this Section 23 shall be paid to such Indemnitee promptly upon presentation and in any event within 45 days after the latest to occur of: (i) Indemnitee's compliance with the notification requirements of Section (d)(i); (ii) Indemnitee's compliance with the information exchange requirements of subsection (c); and (iii) Tenant's receipt of a written demand therefor from such Indemnitee, accompanied by a written statement describing the basis for such indemnity and the computation of the amount so payable; provided, however, in the case of any Claim that is contested in accordance with subsection (d), any indemnity payment hereunder with respect to such contested Claim (but only to the extent of any amounts contested hereunder and not amounts incurred in connection with the conduct of such contest) may be deferred until a final resolution of such contest hereunder; provided, further, however, if the Indemnitee is required to pay to any person or governmental body or entity any amounts in respect of such Claim prior to a final resolution of such Claim hereunder, Tenant shall advance to such Indemnitee the amount of such Claim on an interest-free basis (with no additional net after-tax cost to such Indemnitee). If any amount payable by Tenant under Section 23 hereof is not paid when due, Tenant shall pay on demand, to the Person entitled thereto, interest on any such amount for the period from and including the due date for such amount to but excluding the date the same is paid, at the Default Rate.

          (g) Upon payment in full of any Claim by Tenant pursuant to this
Section 23 to or on behalf of an Indemnitee, Tenant, without any further action, shall be subrogated to the indemnified Claim and any and all claims that such Indemnitee may have relating thereto (other than claims in respect of insurance policies maintained by such Indemnitee at its own expense), and such Indemnitee shall at Tenant's expense execute such instruments of assignment and conveyance, evidence of claims and payment and such other documents, instruments and agreements as may be reasonably necessary to preserve any such claims and otherwise reasonably cooperate in good faith with Tenant and give such further assurances as are reasonably necessary or advisable to enable Tenant to pursue such claims.

          (h) Nothing in this Section 23 shall (i) be construed as a guaranty by Tenant of payment of any amount or of payment with respect to any matter not specifically set forth herein including, without limitation, any residual value in any Property or as a guaranty of any of the Notes or the Certificates to be issued pursuant to the Pass Through Trust Agreements or (ii) modify or limit the rights and obligations under any Operative Document with respect to any party hereto as to any Claim covered hereby.

          (i) The right to enforce the indemnities contained in Section 23 is personal to the Indemnitees, may not be assigned by them (other than in connection with a transfer permitted by the Operative Documents) and shall in no case be deemed a covenant running with the Land (except that Landlord may assign the same to the Indenture Trustee pursuant to the Indenture). Without limiting the generality of the foregoing, only the Persons who are Indemnitees as of the last day of the term of the Lease and the Persons who have ever been Indemnitees during the term of the Lease and, in each case, any successor thereto shall be entitled to an indemnity pursuant to Section 23 on account of environmental conditions first discovered after the end of the term of the Lease. Notwithstanding anything to the contrary contained in the Lease, Tenant shall have no liability to an Indemnitee to the extent that such liability derives (directly or indirectly) from a contractual indemnity given by such Indemnitee to any other Person, other than (i) an officer, director, employee, agent or consultant of such Indemnitee, (ii) the Indenture Trustee pursuant to the Indenture,

(iii) a transferee of a Property in a transfer under Article 14, 15, 39, 40 or 41 of the Lease, to the extent any contractual indemnity is required by the applicable Article or if not so required, has been consented to by Tenant in writing, (iv) the Owner Trustee, in its fiduciary and individual capacity, pursuant to the Trust Agreement and (v) the Remainderman Trustee, in its fiduciary and individual capacity, pursuant to the Remainderman Trust Agreement.

          (j) For purposes of the Operative Documents, the following terms shall have the meanings ascribed to them below.

          "After-Tax Basis" shall have the same meaning with respect to any
           ---------------
Indemnitee as is set forth in the Tax Indemnification Agreement.

          "Claims" shall mean liabilities, obligations, damages (including
           ------
punitive damages against Tenant or against any Indemnitee in its capacity as the owner of the Property only), losses, penalties, fines, claims (including, without limitation, Environmental Claims), actions, suits, judgments, administrative or judicial orders, settlements, utility charges, interest, fees, liabilities (including strict liability), encumbrances, liens, costs, expenses and disbursements (including, without limitation, reasonable legal fees and expenses and costs of investigation) of any kind and nature whatsoever.

          "Indemnitee" shall mean Owner Participant, Owner Participant Parent,
           ----------
Landlord, Remainderman Participant, Remainderman Trustee (in its individual capacity and as trustee under the Remainderman Trust Agreement together with any co-trustees permitted under such Remainderman Trust Agreement), Indenture Trustee (in its individual capacity and as trustee under each of the Indentures), Pass Through Trustee (in its individual capacity and as trustee under the Pass Through Trust Agreements) and Corporate Owner Trustee and Individual Owner Trustee (each in its individual capacity and as trustee under the Trust Agreement together with any co-trustees permitted under such Trust Agreement) and each of their respective Affiliates, permitted successors, assigns, and transferees, servants, employees, agents, shareholders, directors and officers.

          "Release" shall mean the release, deposit, disposal, leak or dispersal
           -------
of any Hazardous Material into, upon or under any land, water or air, or otherwise into the indoor or outdoor environment, including without limitation by means of burial, disposal, discharge, emission, injection, spillage, leakage, seepage, leaching, dumping, pumping, pouring, escaping, emptying, placement and the like.

     24.  General Tax Indemnity.
          ---------------------


     (a) Tenant agrees subject to subsection (b) of this Section 24, whether or not any of the transactions contemplated by the Sale and Leaseback Documents shall be consummated, to assume liability for, and to indemnify, protect, defend, save and keep harmless each Tax Indemnitee on an After-Tax Basis, from and against any and all claims that may be imposed on, incurred by or asserted against any Tax Indemnitee, whether or not such claim arises or accrues prior to the date of this Agreement with respect to any Indemnified Taxes.

     (b) Tenant shall not be required to pay, reimburse or indemnify any Tax Indemnitee under this Section 24 for any of the following:

               (i)  any Excluded Taxes;

               (ii) with respect to any Tax Indemnitee any Indemnified Tax attributable to:

                    (A) the gross negligence or willful misconduct of such Tax Indemnitee, it being understood that any breach by any Tax Indemnitee of its representations, warranties and covenants set forth in the Sale and Leaseback Documents to which it is a party or any violation of laws by such Tax Indemnitee shall be construed as willful misconduct for purposes of this Agreement unless such breach or violation results from Tenant's acts or omissions or misrepresentations.

                    (B) a sale or transfer by such Tax Indemnitee of any Property, Lease, Rent or Remainder Interest or any part thereof or interest therein, or any addition, alteration, modification or improvement of a Property by such Tax Indemnitee, other than: (x) any transfer of a Property, Lease, Rent or Remainder Interest or any part thereof or any interest therein while a Material Default or Event of Default shall have occurred and be continuing under the Lease; or (y) any claim attributable to a transfer of any Property or any interest therein under Articles 14, 15, 21, 39, 40 or 41 of the Lease;

               (iii) any Tax expressly provided under the Sale and Leaseback Documents to be borne by a party other than the Tenant;

               (iv) any Indemnified Tax to the extent attributable (A) to acts, events or circumstances which occur after the later of (x) the expiration or earlier termination of the applicable Lease and (y) the Tenant's actual surrender or return of possession of the applicable Property in accordance with the applicable Lease and (B) that is not attributable to and does not arise from any act, event or circumstance occurring on or before the later to occur of (x) and (y);

               (v) any Indemnified Tax attributable to the failure of such Tax Indemnitee to file any return or report in a procedurally proper and timely manner unless such failure is caused by the failure of Tenant to fulfill its obligations, if any, with respect to such return or report or unless Tenant has not timely notified the Tax Indemnitee that such return or report is required;

               (vi) any Indemnified Tax attributable to the failure of such Tax Indemnitee to comply with (A) certification, information, documentation, reporting or other similar requirements (each being a "Requirement") concerning the nationality, residence, identity or connection with the jurisdiction imposing such taxes, if such compliance is timely requested by Tenant in writing and such compliance is required by statute or by regulation of the jurisdiction imposing any tax with respect to which indemnification is claimed as a precondition to relief or exemption from such tax and such Tax Indemnitee or its respective Tax Affiliates were eligible to comply with such Requirement or (B) any other Requirements under the Tax laws or regulations of the jurisdiction imposing such Taxes that would establish entitlement to otherwise applicable relief or exemption from such Taxes if such compliance by such Tax Indemnitee or its respective Tax Affiliates were timely requested by Tenant in writing and such Tax Indemnitee or its respective Tax Affiliates were eligible to comply with such Requirement provided, in the case of both clause (A) and
          (B), such Requirements or compliance therewith would not, in the reasonable opinion of such Tax Indemnitee, subject such Tax Indemnitee or its Affiliates to the risk of material adverse unindemnified tax consequences, or if in the opinion of such Tax Indemnitee it would be so subject, such Tax Indemnitee shall provide to Tenant a written statement articulating the reasons for the Tax Indemnitee's failure to comply; or

               (vii) any Indemnified Tax attributable to the business activities of the Landlord or the Owner Participant or their respective Tax Affiliates in the jurisdiction imposing such Indemnified Tax which activities are unrelated to the transactions contemplated by the Sale and Leaseback Documents, but only to the extent attributable to, and increased by, such unrelated activities;

Notwithstanding anything in this Section 24 to the contrary, Tenant shall indemnify Owner Participant, Remainderman Participant and their respective Affiliates for any Indemnified Tax imposed under Section 4975 of the Code or
Section 502 of ERISA with respect to the purchase, sale, holding or transfer of the Notes or Certificates.

     (c) (i) If any written claim shall be made against a Tax Indemnitee or if any proceeding shall be commenced against any such Tax Indemnitee, such Tax Indemnitee shall notify the Tenant in writing of the commencement thereof (provided, that failure to so notify Tenant shall not release Tenant from any of
 --------
its obligations to indemnify such Tax Indemnitee hereunder except to the extent such failure precludes Tenant from contesting such claim hereunder or such failure materially increases the amount of such claim but only to the extent of such increase), but shall not take any action with respect to such claim or proceeding without the written consent of Tenant, which consent shall not be unreasonably withheld or delayed, for 60 days after the receipt of such notice by Tenant; provided, however, that, in the case of any such action, suit or proceeding, if a Tax Indemnitee shall be required by law or regulation to take action prior to the end of such 60-day period, such Tax Indemnitee shall in such notice to Tenant, so inform Tenant, and Tax Indemnitee shall not take any action with respect to such action, suit or proceeding without the written consent of Tenant, which consent shall not be unreasonably withheld or delayed, for 10 days after the receipt of such notice by Tenant unless such Tax Indemnitee shall be required by law or regulation to take action prior to the end of such 10-day period, in which case such Tax Indemnitee may take any action with respect to such claim, proceeding or assessment prior to the end of such 10-day period, provided such Tax Indemnitee has not, at the time of taking such action, received a written request contemplated by subsection (A), below.

               (A) If requested by Tenant within 60 days or such shorter period as specified above, after receipt by Tenant of the required notice with respect to the claim or proceeding that is the subject of such notice, the Tax Indemnitee either (i) in the case of a claim which may be contested in the name of the Tenant and independently (without joinder, contribution or otherwise) from any claim, proceeding or action that is not subject to indemnification by Tenant, shall permit Tenant to control or, in the case of any claim, proceeding or action, may request the Tenant to control, or (ii) in the case of a claim, proceeding or action which must be contested in the name of the Tax Indemnitee or its Affiliates, but which may be contested independently (without joinder, contribution or otherwise) from any claim, proceeding or action that is not subject to indemnification by Tenant, may, upon prior written consent by the Tax Indemnitee which consent shall be in its sole discretion, exercised in good faith, permit Tenant to control (so long as, in the good faith judgment of the Tax Indemnitee, there is no reasonable possibility that the Tenant's direction of such contest could have any adverse impact on the financial or public relations interests of the Tax Indemnitee or its Affiliates, in which case, the Tax Indemnitee may assert or reassert control of the contest; the Tax Indemnitee shall itself, contest in good faith (including, without limitation, by pursuit of appeals and administrative procedures) the validity, applicability or amount of such Assessments.

               (B) In the case of any action, suit or proceeding described above, the Tax Indemnitee and Tenant shall fully cooperate and shall supply one another with such information and documents as may be reasonably requested by the party in control to fully and effectively prosecute and conduct such action, suit or proceeding, provided that nothing herein shall require Tenant or a Tax Indemnitee to provide the other party with its income tax returns.

               (C) In no event shall any contest of Indemnified Taxes be required or permitted under this subsection (c) unless:

               (1) In the case of a contest pursuant to subsection
          (c)(i)(A)(ii), the amount at issue (taking into account all similar and logically related claims with respect to the transactions contemplated by the Operative Documents that have been or could be raised in an audit by the tax authority in question for any other taxable period with respect to which an assessment of tax deficiency is not barred by a statute of limitations, including, without limitation, such claims that may arise in future periods) exceeds $25,000;

               (2) Tenant shall have agreed in writing to pay the Tax Indemnitee and shall pay on an After-Tax Basis as incurred all reasonable out-of-pocket costs and expenses the Tax Indemnitee shall incur in connection with the contest of such claim (including, without limitation, all reasonable costs, expenses, legal and accounting fees and disbursements);

               (3) the Tax Indemnitee shall have determined in its sole discretion, exercised in good faith, that the action to be taken will not result in any material danger of sale, forfeiture or loss of any of the Property, or any part thereof or interest therein or the creation of any lien on any of the Property or any part thereof or interest therein, other than any Permitted Liens and that there is no risk of criminal liability that may be imposed on or with respect to the Tax Indemnitee;

               (4) if such contest is to be effected by payment of the claim, Tenant shall advance the amount thereof plus, as applicable, interest, penalties and additions to tax with respect thereto on an interest-free basis (at no additional net after-tax cost to the Tax Indemnitee but taking into account any net tax savings associated with such advance);

               (5) no Material Default or Event of Default shall have occurred and be continuing;

               (6) In the case of a contest pursuant to subsection
          (c)(i)(A)(ii), prior to initiating the contest, Tenant shall have furnished the Tax Indemnitee with an opinion of independent tax counsel selected by the Tenant and reasonably acceptable to the Tax Indemnitee ("Tax Counsel"), which opinion shall be furnished solely at Tenant's expense, to the effect that a Reasonable Basis exists for such contest, and prior to the appeal of any adverse judicial determination, Tenant shall have furnished the Tax Indemnitee with an opinion of Tax Counsel, which opinion shall be furnished solely at Tenant's expense, to the effect that there is a Reasonable Basis for concluding that there will be a reversal or other substantial modification of such determination on appeal; and

               (7) after the completion of an administrative proceeding of first instance and prior to any administrative appeal, Tenant shall have acknowledged in writing its obligation to indemnify the Tax Indemnitee for the Tax claim hereunder in the event the contest is unsuccessful (in whole or in part). Notwithstanding the foregoing, Tenant shall have acknowledged in writing its obligation to indemnify (in whole or in part) the Tax Indemnitee for the Tax claim hereunder in the event that the contest is unsuccessful (in whole or in part) prior to any petition or complaint to a court. Any such acknowledgment hereunder shall not preclude Tenant from raising a defense to liability under this Section 24 if a court of competent and proper jurisdiction has rendered a decision that the cause of the claim is not one for which Tenant is responsible hereunder or under
          Article 6 of the Lease.


          (ii) No Tax Indemnitee shall enter into any settlement or other compromise with respect to any claim for any Indemnified Tax which is the subject of a contest under this subsection (c) which it asserts is entitled to be indemnified under this Section 24 without the prior written consent of the Tenant, which consent shall not be unreasonably withheld, unless such Tax Indemnitee waives its right to be indemnified under this Section 24 with respect to such claim. In no event shall a Tax Indemnitee be required to contest any claim, proceeding or Tax if the subject matter of such claim, proceeding or Tax shall be of a continuing nature and shall have previously been the subject of an adverse final determination hereunder or under Article 6 of the Lease after exercise by Tenant of its rights pursuant to this Section 24 or under Article 6 of the Lease unless Tenant shall have delivered to the Tax Indemnitee at Tenant's expense an opinion of Tax Counsel to the effect that as a result of a change in law or fact it is more likely than not that the Tax Indemnitee will prevail in the contest of such claim. In addition, in no event will a Tax Indemnitee be required, or Tenant allowed, to prosecute an appeal of an adverse determination to the United States Supreme Court.

          (iii) Any amount payable to a Tax Indemnitee with respect to an Indemnified Tax which is the subject of this subsection (c) shall be paid to such Tax Indemnitee within 60 days after the Tenant's receipt of a written demand therefor from such Tax Indemnitee, accompanied by a written statement describing the basis for such indemnity and the computation of the amount so payable; provided, however, in the case of any claim for Indemnified Tax that is contested in accordance with this subsection (c), any indemnity payment hereunder with respect to such contested Indemnified Tax (but only to the extent of any amounts contested hereunder) may be deferred until a final resolution of such contest hereunder;

          (iv) Upon payment in full of any Indemnified Tax by the Tenant pursuant to this Section 24 to or on behalf of an Tax Indemnitee, the Tenant, without any further action, shall be subrogated to the indemnified claim and any and all claims that such Tax Indemnitee may have relating thereto (other than claims in respect of insurance policies maintained by such Tax Indemnitee at its own expense), provided however, that Tenant's right to receive the economic benefit of such subrogation shall not otherwise waive or amend the contest provisions of this subsection (c) other than with respect to Tenant's entitlement to receive such economic benefit if such benefit is obtained and such Tax Indemnitee shall at Tenant's expense execute such instruments of assignment and conveyance, evidence of claims and payment and such other documents, instruments and agreements as may be reasonably necessary to preserve any such claims and otherwise reasonably cooperate with the Tenant and give such further assurances as are reasonably necessary or advisable to enable the Tenant to pursue such claims.

     (d) (i) Each Tax Indemnitee agrees to take any action at Tenant's expense reasonably requested by Tenant to avoid or minimize the amount of such tax; provided that such Tax Indemnitee determines in good faith, after consultation
- --------
with Tenant's counsel, that neither the Tax Indemnitee nor any of its respective Tax Affiliates will suffer any adverse consequences as a result of taking such requested action;

          (ii) If a Tax Indemnitee shall receive a refund of all or part of any Indemnified Tax paid, reimbursed or advanced by Tenant with respect to any Contest under this Section 24, then, such Tax Indemnitee shall pay to Tenant within 30 days of such receipt an amount equal to the lesser of: (A) the amount of such refund of such Indemnified Tax plus or minus any net tax benefit or cost (taking into account any Tax incurred by such Tax Indemnitee by reason of the receipt or accrual of such refund) realized by such Tax Indemnitee as a result of the receipt or accrual of such refund and as a result of any payment made pursuant to this sentence (including this clause (A)), and (B) the amount of such Indemnified Tax paid, reimbursed or advanced by Tenant to such Tax Indemnitee, it being intended that the applicable Tax Indemnitee shall retain a net tax benefit pursuant to this Section 24 only if Tenant shall first have been reimbursed for all Indemnified Tax it paid to any applicable Tax Indemnitee pursuant to this Section 24. If, in addition to such refund, a Tax Indemnitee shall receive an amount representing interest on the amount of such refund, such Tax Indemnitee shall pay Tenant within 30 days of receipt, that portion of such interest that shall be fairly attributable to Indemnified Tax paid, reimbursed or advanced by Tenant prior to the receipt of such refund taking into account the net tax effect to such Tax Indemnitee of the receipt or accrual of the portion of such interest fairly attributable to the Indemnified Tax paid, reimbursed or advanced by Tenant hereunder and the payment to Tenant hereunder. Any subsequent denial, loss, repayment or recapture of such refund will be treated as an Indemnified Tax for which the Tenant is responsible hereunder subject to Tenant's rights to contest such denial, loss, repayment or recapture under, and in accordance with, this Section 24(c) as though it were a new claim, proceeding or Indemnified Tax hereunder.

          Nothing in this Section 24 shall be construed to limit Tenant's obligations under Article 6 of the Lease with respect to Assessments and nothing in Article 6 of the Lease shall be construed to limit Tenant's obligations to Remainderman Trustee or Remainderman Participant under this Section 24.

     (e) For purposes of this Section 24, the following terms shall have the meanings ascribed to them below.

          "After-Tax Basis" shall have the same meaning with respect to any Tax
           ---------------
Indemnitee as is set forth in the Tax Indemnification Agreement.

          "Excluded Tax(es)" shall mean any federal, state or municipal net
           ----------------
income tax, or any net profit, capital gains, excess profits alternative minimum, accumulated earnings or personal holding company taxes, and any inheritance, estate, succession, gift, or franchise tax (regardless of how named or denominated, including the Michigan Single Business Tax) except for any such tax (i) which is in direct substitution (which direct substitution is documented by published administrative regulation, fiat or other official ruling, notice or release of any kind and/or in a statutory enactment or legislative history thereof for any Indemnified Tax which Tenant would otherwise be obligated to pay under this Agreement or for which Tenant has provided an indemnity hereunder,
(ii) which is, or is in the nature of, a real property franchise charge, or a sales, use, rental, property, license, stamp, recording, value added or transfer tax, or (iii) which is indemnified as necessary to make any payments hereunder on an After-Tax Basis.

          "Indemnified Tax(es)" shall mean any Tax, levied, assessed or imposed
           -------------------
on any Tax Indemnitee, Tenant, or any Property or part thereof or interest therein or any addition, alteration, modification or improvement thereto, any Remainder Interest, or the Rent payable under any Lease or otherwise levied, assessed or imposed in connection with the transactions contemplated by the Operative Documents. Such term shall include, without limitation, taxes or such other amounts that are or are in the nature of sales, use, rental, value added and transfer taxes, and any and all water, sewer or other such charges, excises, levies, fees, licenses, duties, withholdings, permits, inspections, real property franchise charges and other governmental charges of every character (in each case, regardless of how named or denominated) or any excise taxes, charges or penalties imposed on any Tax Indemnitee under Section 4975 of the Code or
Section 502(i) or (1) of ERISA which may be levied, assessed or imposed on or in connection with or with respect to, any Property, or any estate, right, title or interest therein, or any occupancy, operation, leasing, subleasing, use or possession of, or sales from, or other activity conducted on any Property, any addition, alteration, modification or improvement thereto, any Remainder Interest, any Lease or other Sale and Leaseback Document, the Rents, and any other payments under the Sale and Leaseback Documents or otherwise with respect to or in connection with the transactions contemplated by the Operative Documents (including, without limitation, the offer, issue, sale, resale, purchase or delivery of any Notes or Certificates (or any similar interest)). Any such taxes, levies, charges, assessments or other amounts payable or indemnifiable by Tenant hereunder together with Assessments (as defined in the Lease) payable or indemnifiable by Tenant constitute "Indemnified Taxes".

          "Tax" shall mean all taxes, excises, levies, charges, licenses, fees,
           ---
imposts, duties, withholdings, liabilities, costs, expenses or assessments of the United States of America or any state or political subdivision or taxing authority thereof or therein (including any interest, penalties and additions to tax thereon or thereto), which are levied, assessed or imposed.

          "Tax Affiliate" shall mean any affiliate of a  Tax Indemnitee which is
           -------------
a member of the affiliated group of which the Tax Indemnitee is also a member for purposes of filing consolidated federal income tax returns pursuant to Code {{1501 et. seq. or consolidated or combined state or local income tax returns.
       --  ---

          "Tax Indemnitee" shall mean Owner Participant, Landlord, Remainderman
           --------------
Participant, Owner Trust, and Indenture Trust, together with the Corporate Owner Trustee, Individual Owner Trustee, Remainderman Trustee, Corporate Indenture Trustee and Individual Indenture Trustee (each such trustee both in its individual capacity and as trustee under the Trust Agreement together with any co-trustees or successor trustees permitted under the Trust Agreement), and with respect to each of the foregoing, their respective Tax Affiliates, their permitted successors, assigns, and transferees, and their servants, employees, agents, shareholders, directors and officers.

     25.  Trustee Liability.  It is expressly understood and agreed by the
          -----------------
parties hereto that:

          (a) Owner Trustee Liability.  (i)  Except as expressly provided
              -----------------------
otherwise herein, this Agreement is executed and delivered by the Owner Trustees not individually or personally but solely as owner trustees on behalf of Landlord, in the exercise of the powers and authority conferred and vested in them as the owner trustees under the Trust Agreement, (ii) each of the representations, warranties, undertakings, covenants and agreements herein made by Landlord (other than those made by the Owner Trustees in their respective individual capacity) are made and intended not as personal representations, warranties, undertakings, covenants and agreements by the Owner Trustees but are made and intended for the purpose of binding only the Trust Estate (as defined in the Trust

Agreement) created by the Trust Agreement, (iii) except as set forth in the proviso to this sentence, nothing herein contained shall be construed as creating any liability on the Owner Trustees, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the other parties to this Agreement and by any Person claiming by, through or under any such party and (iv) so far as the Owner Trustees are concerned, each of the other parties hereto and any Persons claiming by, through, or under any such party shall (other than with respect to Claims (as defined in Section 23), arising from the willful misconduct or gross negligence of the Owner Trustees) look solely to the Trust Estate for the performance of any obligation under any of the instruments referred to herein; provided, however, that notwithstanding anything contained
                    -----------------
in this Section 25 to the contrary, each Owner Trustee shall be liable (A) in its individual capacity and as owner trustee to the Owner Participant as expressly set forth in the Trust Agreement, (B) in its individual capacity, in respect of the representations, warranties and agreements of each Owner Trustee made in its individual capacity as expressly set forth herein or in any other Operative Document to which it is a party or in any officer's certificate of the Owner Trustees delivered pursuant hereto or thereto, and (C) in its individual capacity for the consequences of its own gross negligence or willful misconduct, or in case of the holding or transfer of funds, negligence (including, without limitation, its willful breach of contract) with respect to any Operative Document to which the Owner Trustee is or will be a party.

     (b) Remainderman Trustee Liability.  (i)  Except as expressly provided
         ------------------------------
otherwise herein, this Agreement is executed and delivered by the Remainderman Trustees not individually or personally but solely as trustees under the Remainderman Trust Agreement, in the exercise of the powers and authority conferred and vested in them as the trustees under the Remainderman Trust Agreement, (ii) each of the representations, warranties, undertakings, covenants and agreements herein made by Remainderman Trustee (other than those made by the Remainderman Trustees in their respective individual capacity) are made and intended not as personal representations, warranties, undertakings, covenants and agreements by the Remainderman Trustees but are made and intended for the purpose of binding only the Remainder Trust Estate (as defined in the Remainderman Trust Agreement) created by the Remainderman Trust Agreement, (iii) except as set forth in the proviso to this sentence, nothing herein contained shall be construed as creating any liability on the Remainderman Trustees, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the other parties to this Agreement and by any Person claiming by, through or under any such party and (iv) so far as the Remainderman Trustees are concerned, each of the other parties hereto and any Persons claiming by, through, or under any such party shall (other than with respect to Claims (as defined in Section 23), arising from the willful misconduct or gross negligence of the Remainderman Trustees) look solely to the Remainder Trust Estate for the performance of any obligation under any of the instruments referred to herein; provided, however, that notwithstanding
                                    -----------------
anything contained in this Section 25 to the contrary, each Remainderman Trustee shall be liable (A) in its individual capacity and as trustee to the Remainderman Participant as expressly set forth in the Remainderman Trust Agreement, (B) in its individual capacity, in respect of the representations, warranties and agreements of each Remainderman Trustee made in its individual capacity as expressly set forth herein or in any other Operative Document to which it is a party or in any officer's certificate of the Remainderman Trustees delivered pursuant hereto or thereto, and (C) in its individual capacity for the consequences of its own gross negligence or willful misconduct, or in case of the holding or transfer of funds, negligence (including, without limitation, its willful breach of contract) with respect to any Operative Document to which the Remainderman Trustee is or will be a party.

     (c) Indenture Trustee Liability.  (i) Except as expressly provided
         ---------------------------
otherwise herein, this Agreement is executed and delivered by Indenture Trustee not individually or personally but solely as Indenture Trustee in the exercise of the powers and authority conferred and vested in it as Indenture Trustee,
(ii) each of the representations, warranties, undertakings, covenants and agreements herein made by Indenture Trustee (other than those made by Corporate Indenture Trustee in its individual capacity) are made and intended not as personal representations, warranties, undertakings, covenants and agreements by the Indenture Trustee but are made and intended for the purpose of binding only the Indenture Estate, (iii) except as expressly provided otherwise herein or in any other Operative Document, nothing herein or therein contained shall be construed as creating any liability on the Indenture Trustee, individually or personally, to perform any covenant of Indenture Trustee either expressed or implied contained herein, and (iv) under no circumstances (except in respect of those representations, warranties, undertakings, covenants and agreements made by Corporate Indenture Trustee in its individual capacity and except as otherwise provided in the Indenture) shall Indenture Trustee be personally liable for the payment of any indebtedness or expenses of Indenture Trustee solely in its capacity as Indenture Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Indenture Trustee under this Agreement or the other Operative Documents.

     26.  Extent of Interest of Noteholders.  No Noteholder shall have any
          ---------------------------------
further interest in, or other right with respect to the

Properties when and if the principal of, Make-Whole Premium, if any, and interest on all Notes held by such Noteholder and all other sums payable to such Noteholder or the Indenture Trustee under the Indenture and such Notes shall have been paid in full. The Pass Through Trustee and, by its acceptance of a Note, any other Noteholder agrees that they will look solely to the income and proceeds from the Indenture Estate to the extent available for the distribution to such Noteholders as provided for in Section 2.11 of the Indenture and that none of Owner Participant or Owner Trustee shall be directly or indirectly personally liable to the Pass Through Trustee or any other Noteholder for any amount payable under the Notes, the Indenture or hereunder, except as expressly provided in the Operative Documents.

     27.  No Merger of Title.  None of the remainderman interest, estate for
          ------------------
years interest and leasehold estate, as well as the ground leasehold interest (if any) with respect to each Property, shall merge but shall always be kept separate and distinct, notwithstanding the union of such estates or any part thereof in Landlord, Tenant, Remainderman Trustee, or any other party, whether by purchase or otherwise unless (a) the lien of the Indenture shall have been discharged in accordance with the terms thereof and (b) a document merging such interests executed by the holder of all such interests is filed or recorded with the appropriate recording officer; provided, however, that the estate for years
                                   --------  -------
interest and remainderman interest with respect to a Property may merge if Tenant purchases each such interest.

     28.  Counterparts.  This Agreement may be executed in multiple
          ------------
counterparts, each of which, when so executed and delivered, shall constitute an original, fully enforceable counterpart for all purposes, but all of which shall together constitute one and the same instrument.

     29.  Further Assurances.  Each party hereto shall cause to be promptly and
          ------------------
duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as each other party hereto from time to time may reasonably request in order to carry out more effectively the intent and purposes of this Agreement and the other Operative Documents and the transactions contemplated hereby and thereby.

     30.  Survival of Agreement.  (a) The representations, warranties,
          ---------------------
covenants, indemnities and agreements of the parties provided for in this Agreement shall survive the occurrence of the transactions contemplated by this Agreement and the other Operative Documents, subject to and in accordance with, the terms of the Operative Documents, and shall not be affected by any investigation made by any party hereto and the fact that any such party may waive compliance with any of the other provisions of this Agreement.

          (b) The indemnities contained in Sections 23 and 24 shall survive the expiration or earlier termination of the Lease.

     31.  Confidentiality.  Notwithstanding anything to the contrary contained
          ---------------
in this Agreement, each of the parties hereto agrees, and each successor or assign thereto, by becoming a party to any Operative Document, shall be deemed to have agreed (a) that it will not issue or release for publication any article or advertising or publicity matter relating to or otherwise disclose the transactions contemplated hereby and mentioning the identity of the Owner Participant or Owner Participant Parent without the prior written consent of the Owner Participant Parent and (b) that the terms and conditions of the Operative Documents and each other document or agreement entered into in connection with the transactions contemplated by the Operative Documents will, except to the extent required to be disclosed to or filed with a Governmental Authority pursuant to applicable Legal Requirements, be maintained in strictest confidence and shall not be disclosed or disseminated to any other Person other than (i) to any prospective successor or assign which has agreed with such party that, upon disclosure of such terms and conditions, such successor or assign shall be bound by the provisions of this Section 30 and (ii) to attorneys, accountants and financial, insurance and other independent advisors of any such party who have been advised of the provisions of this Section 31.

     32.  Transaction Expenses.  (a) Tenant, in its sole discretion,
          --------------------
may elect to pay all or any portion of Transaction Expenses (other than fees and expenses of the Owner Trustee, Owner Participant counsel fees and the fees of the Appraiser) in excess of the Transaction Expense Cap (as defined below) directly or to have Landlord pay, with funds to be provided by Owner Participant for that purpose, when due, or reimburse any Person who has previously paid, all or any portion of Transaction Expenses; provided, that Tenant will consider in
                                        --------
good faith any reasonable requests of Owner Participant regarding which Transaction Expenses, if any, shall be paid by Tenant. To the extent not paid on the Closing Date, if Tenant shall have elected to have Landlord pay all or any portion of Transaction Expenses, Owner Participant shall provide funds to Landlord for the timely payment of Transaction Expenses for which it has received invoices within 60 days, as applicable, after the Closing Date. Such invoices shall be approved by Owner Participant (and reviewed by Tenant) before presentation for payment. Owner Participant shall provide such funds upon presentation of such invoices promptly, but in no event later than 10 days after such presentation.

          "Transaction Expenses" shall mean the reasonable fees and out-of-
           --------------------
pocket expenses, disbursements and costs (each of which shall be evidenced by appropriate bills or invoices) incurred by the parties to this Agreement in connection with the preparation, execution and delivery of the Operative Documents and the consummation of the transactions provided for therein on the Closing Date, including, without limitation:

          (a) the reasonable fees and disbursements of Owner Participant's special counsel, Owner Participant's special local counsels, the Underwriter's special counsel, the Owner Trustee's counsel, Indenture Trustee's counsel, Pass Through Trustee's counsel, Remainderman Participant's counsel, Remainderman Trustee's counsel and Tenant's special counsel, for their services rendered in connection with the execution and delivery of the Operative Documents;

          (b) the initial (but not the ongoing) fees and expenses of Owner Trustee, Remainderman Trustee, Indenture Trustee and Pass Through Trustee;

          (c) all stenographic, printing, reproduction and other reasonable out-of-pocket expenses (other than investment banking or brokerage fees) incurred in connection with the execution and delivery of the Operative Documents and all other agreements, documents or instruments prepared in connection therewith including the out-of-pocket expenses of Owner Participant and the out-of-pocket expenses of Fieldstone Private Capital Group, L.P.;

          (d) the fees and expenses of the Appraiser;

          (e) the reasonable fees and disbursements of surveyors and engineers engaged pursuant to the Operative Documents, including environmental and other reports;

          (f) the reasonable fees and expenses of the Underwriter under the Underwriting Agreement;

          (g) SEC registration fees and rating agency costs; and

          (h) taxes and fees incurred in the recording of any Operative Document or other instrument, document or certificate contemplated by or required under an Operative Document, any title insurance search fees, commitment fees or premiums and any other search fees for reports required under or contemplated by the Operative Documents;

BUT EXCLUDING, HOWEVER, any fees and expenses (other than as provided in clause
(c) above) of financial or other advisors to parties other than Tenant.

          (b) If Transaction Expenses paid by Landlord exceed fifty five hundredths of one percent (.55%) of the Purchase Price (the "Transaction Expense
                                                             -------------------
Cap"), then Basic Rent and Termination
- ---

Value under the Lease for the Properties will be adjusted pursuant to Section 22 hereof.

     33.  Beneficiary.  Remainderman Trustee and Remainderman Participant are
          -----------
third party beneficiaries of Tenant's undertakings in the Lease specifically referencing such parties; provided, however, that Tenant's failure to perform
                          --------  -------
any such undertakings shall not constitute an Event of Default under the Lease.

     34.  Adverse Acts.  Landlord and Owner Participant agree not to grant any
          ------------
consents or waivers, or amend any Operative Documents, if such action decreases the value of the Remainder Interests or the value of the Remainderman Participant's interest and rights under the Operative Documents, in each case other than to a de minimis extent. Landlord or Owner Participant shall send notice of any such proposed action to Remainderman Participant, which notice shall specifically describe the proposed action, prior to taking such action. If Remainderman Participant fails to object to such proposed action within five Business Days of receipt, it shall be deemed to have agreed to such action. If Remainderman Participant objects to such proposed action, it shall send a written notice to Landlord or Owner Participant, specifically identifying the reasons why it objects to such proposed action.

     35.  Intent of Parties.  Landlord and Tenant intend that each of the Leases
          -----------------
be operating leases under applicable state law. It is hereby agreed between Tenant and Owner Participant that for United States of America federal, state and local tax purposes, it is intended that Owner Participant will be treated as the owner and lessor of the Demised Premises to be leased under the Lease and Tenant will be treated as the lessee of such Demised Premises.

     IN WITNESS WHEREOF, the parties hereto have hereby executed this Agreement as of the date first written above.



                                     KMART CORPORATION

                                     By:_____________________________________

                                           Its:______________________________



                                     [OWNER PARTICIPANT]

                                     By:_____________________________________

                                           Its:______________________________



                                     WILMINGTON TRUST COMPANY, acting in its
                                     individual capacity solely for the purposes of the representations set forth in Section 14(d) and otherwise not in its individual capacity but solely as Owner Trustee

                                     By:_____________________________________

                                           Its:______________________________



                                     [WILLIAM J. WADE, acting not individually
                                     (except as expressly set forth herein) but solely as Owner Trustee]

                                     ________________________________________

                                     SHAWMUT BANK CONNECTICUT, NATIONAL
                                     ASSOCIATION, acting in its individual
                                     capacity solely for the purposes of the
                                     representations set forth in Section 14(f) and otherwise not in its individual capacity but solely as trustee under [ ] Trust Indentures dated as of the date hereof

                                     By:_____________________________________

                                           Its:______________________________


                                     By: KATHY A. LARIMORE, acting not
                                         individually but solely as trustee
                                         under [ ] Trust Indentures dated as of
                                         the date hereof

                                     ________________________________________

                                     [REMAINDERMAN PARTICIPANT]

                                     By:_____________________________________

                                           Its:______________________________


                                     FIRST SECURITY BANK OF UTAH, N.A., acting in its individual capacity solely for the purposes of the representations set forth in Section 14(h) and otherwise not in its individual capacity but solely as Remainderman Trustee

                                     By:_____________________________________

                                           Its:______________________________

                                     [VAL T. ORTON, acting not individually
                                     (except as expressly set forth herein) but solely as Remainderman Trustee]


                                     SHAWMUT BANK CONNECTICUT NATIONAL
                                     ASSOCIATION, acting not individually
                                     (except as expressly set forth herein), but solely as trustee under the Pass Through Trust Agreements

                                     By:_____________________________________

                                           Its:______________________________